SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

MANAGERS TRUST II

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April [ ], 2013

MANAGERS TRUST II

Dear Shareholder:

I am writing to you about a series of important proposals relating to Managers Trust II (“Managers Trust II” or the “Trust”) and each of its series (each, a “Fund” and collectively, the “Funds”). This joint proxy statement asks you to consider and vote on the following three proposals: (1) to elect ten trustees of the Trust (the “Board”), including three nominees who are not currently trustees of the Trust; (2) to amend the Funds’ “fundamental” investment restrictions; and (3) to amend and restate the Amended and Restated Declaration of Trust of the Trust, as amended through the date hereof.

A combined special meeting of shareholders (the “Meeting”) of the Funds has been scheduled for [May 28], 2013 to vote on these matters. If you are a shareholder of record of any of the Funds as of the close of business on [April 1, 2013], you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if you no longer own your shares.

Pursuant to these materials, you are being asked to vote on proposals for the Funds, as noted above. For the reasons discussed in the enclosed materials, the Board recommends that you vote “FOR” all proposals.

You can vote in one of four ways:

•	Over the Internet, through the website listed on the proxy card,

•	By telephone, using the toll-free number listed on the proxy card,

•	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

•	In person at the shareholder meeting on [May 28], 2013.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Your vote is extremely important. Shareholder meetings of the Funds do not occur often, so we ask that you take the time to carefully consider and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call D. F. King & Co., Inc., the Funds’ proxy solicitor, toll-free at 1-800-791-3320.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Keitha L. Kinne
Keitha L. Kinne President

Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience along with instructions on how to vote over the Internet or by telephone should you prefer to vote by one of those methods.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders (“Joint Proxy Statement”).

Q. Why am I receiving this Joint Proxy Statement?

A.	You are receiving these proxy materials — that include the Joint Proxy Statement and your proxy card — because you have the right to vote on important proposals concerning Managers Trust II (“Managers Trust II” or the “Trust”) and its series, Managers AMG Chicago Equity Partners Balanced Fund, Managers AMG GW&K Fixed Income Fund, Managers High Yield Fund, Managers Intermediate Duration Government Fund and Managers Short Duration Government Fund (each, a “Fund” and collectively, the “Funds”). Each of these proposals is described below.

Q. What are the proposals about?

A.	This proxy statement presents three proposals. Shareholders of all Funds are being asked to vote on all three proposals, which the board of trustees of the Trust (the “Board”) and Managers Investment Group LLC (“Managers” or the “Manager”), the Funds’ investment manager, believe are appropriate for the Funds for the reasons described below.

Proposal 1

This proposal relates to the election of trustees (each, a “Nominee”) to the Board. Over recent years, the number of funds and amount of fund assets in the Trust, Managers Trust I, The Managers Funds and Managers AMG Funds (together, the “Managers Fund Complex”) have increased substantially. In light of these changes, and as part of the Board’s succession planning efforts to ensure continuity in the oversight of the Managers Fund Complex and the Board’s continuing discharge of its fiduciary duties to the Managers Fund Complex on a long-term basis, the Board has determined to increase the number of Trustees to ten. The Board currently consists of seven Trustees. You are, therefore, being asked to elect the seven incumbent Trustees and three new nominees to the Board. The incumbent Trustee nominees are Bruce B. Bingham, William E. Chapman, II, Edward J. Kaier, Steven J. Paggioli, Eric Rakowski, Thomas R. Schneeweis, and Christine C. Carsman. The new nominees are Kurt Keilhacker, Richard F. Powers III and Victoria Sassine. For the reasons discussed in the Joint Proxy Statement, the Board recommends that you vote “FOR” this Proposal 1. Shareholders of the Funds have the option of voting on the election of each Nominee separately.

Proposal 2

This proposal relates to the proposed amendment of the “fundamental” investment restrictions of each Fund. The proposed changes are intended to modernize and standardize the Funds’ fundamental investment restrictions, while continuing to fully satisfy the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, and are not intended to modify any applicable fiduciary standards. The proposed changes are designed to provide the Funds’ subadvisors, portfolio managers and the Board increased flexibility to respond to market, industry and regulatory changes. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the Trust, and the Managers Fund Complex more generally, by simplifying and making uniform the fundamental investment restrictions across all Funds in the Trust and most of the other funds in the Managers Fund Complex. Approval is also therefore being sought from shareholders of most of the other funds in the Managers Fund Complex to update their respective fundamental investment restrictions in a similar manner for consistency across the Managers Fund Complex. Adoption of the proposed fundamental investment restrictions will not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders. Furthermore, Managers has indicated that it has no present intention to change in any significant way the Funds’ investment strategies or the manner in which

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the Funds are managed if the proposal is approved. For the reasons discussed in the Joint Proxy Statement, the Board recommends that you vote “FOR” this Proposal 2. Shareholders of a Fund have the option of voting on the amendment of each “fundamental” investment restriction of such Fund separately.

Proposal 3

This proposal relates to the proposed amendment and restatement of the Amended and Restated Declaration of Trust of the Trust. The Board believes that it is in the best interests of shareholders to modernize the existing Amended and Restated Declaration of Trust, as well as the declarations of trust for the other funds in the Managers Fund Complex. The proposed changes are intended to make the administration of the Funds and the other funds in the Managers Fund Complex more efficient and cost-effective on a going forward basis, and provide more flexibility for the operations of the Funds and the other funds in the Managers Fund Complex, while continuing to require the Funds, the other funds in the Managers Fund Complex, the Manager and the Trustees to operate in accordance with all applicable laws and fiduciary standards. Approval is also therefore being sought from shareholders of the other funds in the Managers Fund Complex to update their respective declarations of trust in a similar manner for consistency across the Managers Fund Complex. Adoption of the Second Amended and Restated Agreement and Declaration of Trust will not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders, nor will your Fund’s current investments and investment objectives and policies necessarily change by virtue of the adoption of the Second Amended and Restated Agreement and Declaration of Trust. For the reasons discussed in the Joint Proxy Statement, the Board recommends that you vote “FOR” this Proposal 3.

Q. When is the Meeting?

A.	The enclosed proxy is being solicited for use at the combined special meeting of shareholders of the Trust to be held on [May 28], 2013 (the “Meeting”) at the offices of the Manager, 800 Connecticut Avenue, Norwalk, Connecticut 06854, at [2:00 p.m.] Eastern Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Combined Special Meeting of Shareholders.

Q. How does the Board suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” each proposal. Please see the sections of the proxy materials discussing each proposal for a discussion of the Board’s considerations in making such recommendations.

Q. Why am I receiving information about Funds I do not own?

A.	Proposals 1, 2 and 3 are relevant to all of the Funds, and management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for all of the Funds. Shares of all the Funds will vote in the aggregate and not separately by Fund with respect to Proposal 1 (election of Trustees). Shares of the Funds will vote separately by Fund on each of the sub-proposals in Proposal 2 (amendment of certain fundamental investment restrictions). An unfavorable vote on any sub-proposal in Proposal 2 by the shareholders of one Fund will not affect the implementation of any other sub-proposal by such Fund if such sub-proposal is approved by shareholders of such Fund nor will it affect the implementation of a comparable sub-proposal by another Fund if such sub-proposal is approved by shareholders of such other Fund. Shares of all the Funds will vote separately by Fund and in the aggregate with respect to Proposal 3 (amendment and restatement of the current declaration of trust). An unfavorable vote on Proposal 3 by the shareholders of one Fund or in the aggregate will result in the current declaration of trust remaining in effect and the Board will determine whether to effectuate those amendments that do not require shareholder approval.

Q. What vote is required to approve the proposals?

A.	With respect to Proposal 1, the election of Trustees, an affirmative vote of the holders of a plurality of the Trust’s shares present at the meeting in person or by proxy is required to elect each individual nominated as a Trustee. Proposal 1 will be voted on by all shareholders of the Trust.

With respect to Proposal 2, each Fund will vote separately on a Fund-by-Fund, sub-proposal-by-sub-proposal basis. With respect to a particular Fund, each sub-proposal must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal (or sub-proposal) present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal (or sub-proposal).

With respect to Proposal 3, the amendment and restatement of the current declaration of trust, the proposal must receive the affirmative vote of two-thirds of the shares of the Trust outstanding and entitled to vote, and the affirmative vote of two-thirds of the shares of each Fund outstanding and entitled to vote. Shareholders will vote on Proposal 3 on both a Fund-by-Fund and Trust-level basis.

Q. Will my vote make a difference?

A.	Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q. If I am a small investor, why should I vote?

A.	You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q. How do I place my vote?

A.	You may provide a Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call D. F. King & Co., Inc., the Funds’ proxy solicitor, toll-free at 1-800-791-3320.

Q. Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call D. F. King & Co., Inc., the Funds’ proxy solicitor, toll-free at 1-800-791-3320.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

Prompt voting is requested.

MANAGERS TRUST II

NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MAY 28], 2013

Notice is hereby given that a combined special meeting of shareholders (the “Meeting”) of Managers Trust II (“Managers Trust II” or the “Trust”) and each of its series, Managers AMG Chicago Equity Partners Balanced Fund, Managers AMG GW&K Fixed Income Fund, Managers High Yield Fund, Managers Intermediate Duration Government Fund and Managers Short Duration Government Fund (each, a “Fund” and collectively, the “Funds”) will be held at the offices of Managers Investment Group LLC (“Managers” or the “Manager”), 800 Connecticut Avenue, Norwalk, Connecticut 06854 on [May 28], 2013 at [2:00 p.m.] Eastern Time for the purposes listed below:

Proposal Summary	Fund(s) Voting on the Proposal
1. Election of Trustees.	All Funds will vote together on a Trust-level basis.

2. Amendment of “fundamental” investment restrictions of the Funds.	Each Fund will vote separately on a Fund-by-Fund, sub-proposal-by-sub-proposal basis.

3. Amendment and restatement of the Amended and Restated Declaration of Trust of the Trust.	Each Fund will vote separately on a Fund-by-Fund basis and all Funds will vote together on a Trust-level basis.

4. Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.	All Funds.

After careful consideration, the board of trustees of the Trust (the “Board” or the “Trustees”) unanimously recommends that shareholders vote “FOR” all proposals.

Shareholders of record at the close of business on [April 1, 2013] are entitled to notice of, and to vote at, the Meeting, even if shareholders no longer own shares.

We call your attention to the accompanying joint proxy statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting. Please call D. F. King & Co., Inc., the Funds’ proxy solicitor, toll-free at 1-800-791-3320 if you have any questions relating to attending the Meeting in person or your vote instructions.

By Order of the Board of Trustees,

/s/ Lewis Collins
Lewis Collins Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON [MAY 28], 2013

This Joint Proxy Statement and the accompanying Notice of Combined Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about each Fund in the Fund’s annual report, dated December 31, 2012, including financial reports for the fiscal year ended December 31, 2012. You may obtain copies of these reports without charge by writing to Managers Investment Group LLC, 800 Connecticut Avenue, Norwalk, Connecticut 06854, or by calling 1-800-835-3879, or on the Funds’ website at www.managersinvest.com.

Your vote is very important to us regardless of the number of votes you hold. Shareholders who do not expect to attend the meeting are requested to complete, sign, date and return the accompanying proxy card in the enclosed envelope, which needs no postage if mailed in the United States. It is important that your proxy card be returned promptly.

For your convenience, you may also vote by telephone or over the Internet by following the instructions on the proxy card. If you vote by telephone or over the Internet, please do not return your proxy card unless you elect to change your vote.

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APPENDICES

MANAGERS TRUST II

JOINT PROXY STATEMENT

COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MAY 28], 2013

This joint proxy statement (“Joint Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the board of trustees (the “Board” or the “Trustees”) of Managers Trust II (“Managers Trust II” or the “Trust”) and its series, Managers AMG Chicago Equity Partners Balanced Fund, Managers AMG GW&K Fixed Income Fund, Managers High Yield Fund, Managers Intermediate Duration Government Fund and Managers Short Duration Government Fund (each, a “Fund” and collectively, the “Funds”). The proxies are being solicited for use at a combined special meeting of shareholders of the Trust to be held at the offices of Managers Investment Group LLC (“Managers” or the “Manager”), 800 Connecticut Avenue, Norwalk, Connecticut 06854 on [May 28], 2013 at [2:00 p.m.] Eastern Time, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”).

The Board has called the Meeting and is soliciting proxies from shareholders of each Fund for the purposes listed below:

Proposal Summary	Fund(s) Voting on the Proposal
1. Election of Trustees.	All Funds will vote together on a Trust-level basis.

2. Amendment of “fundamental” investment restrictions of the Funds.	Each Fund will vote separately on a Fund-by-Fund, sub-proposal-by-sub-proposal basis.

3. Amendment and restatement of the Amended and Restated Declaration of Trust of the Trust.	Each Fund will vote separately on a Fund-by-Fund basis and all Funds will vote together on a Trust-level basis.

4. Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.	All Funds.

This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about [April 10], 2013.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the Funds. You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on [April 1, 2013] (the “Record Date”) even if you no longer own shares.

If you have any questions about the proposals or about voting, please call D. F. King & Co., Inc., the Funds’ proxy solicitor, at 1-800-791-3320.

OVERVIEW OF THE PROPOSALS

Proposal 1

Election of Trustees

Over recent years, the number of funds and amount of fund assets in the Trust, Managers Trust I, The Managers Funds and Managers AMG Funds (together, the “Managers Fund Complex”) have increased substantially. In light of these changes, and as part of the Board’s succession planning efforts to ensure continuity in the oversight of the Managers Fund Complex and the Board’s continuing discharge of its fiduciary duties to the Managers Fund Complex on a long-term basis, the Board has determined to increase the number of Trustees to ten. The Board currently consists of seven Trustees. You are, therefore, being asked to elect the seven incumbent Trustees and three new nominees to the Board. The incumbent Trustee nominees are Bruce B. Bingham, William E. Chapman, II, Edward J. Kaier, Steven J. Paggioli, Eric Rakowski, Thomas R. Schneeweis, and Christine C. Carsman. The new nominees are Kurt Keilhacker, Richard F. Powers III and Victoria Sassine. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” the election of each nominee.

Proposal 2

Approval of Amendment of Fundamental Investment Restrictions

You are being asked to approve the modernization and standardization of the investment restrictions of the Funds through the amendment of the Funds’ “fundamental” investment restrictions. The proposed changes are intended to modernize and standardize the Funds’ fundamental investment restrictions, while continuing to fully satisfy the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, and are not intended to modify any applicable fiduciary standards. The proposed changes are designed to provide the Funds’ subadvisors, portfolio managers and the Board increased flexibility to respond to market, industry and regulatory changes. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the Trust, and the Managers Fund Complex more generally, by simplifying and making uniform the fundamental investment restrictions across all Funds in the Trust and most of the other funds in the Managers Fund Complex. Approval is also therefore being sought from shareholders of most of the other funds in the Managers Fund Complex to update their respective fundamental investment restrictions in a similar manner for consistency across the Managers Fund Complex. Adoption of the proposed fundamental investment restrictions will not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders. Furthermore, Managers has indicated that it has no present intention to change in any significant way the Funds’ investment strategies or the manner in which the Funds are managed if the proposal is approved. As to sub-proposals 2.A through 2.F, the shareholders of each Fund will vote separately on a Fund-by-Fund and sub-proposal-by-sub-proposal basis. As to sub-proposals 2.G through 2.L, the shareholders of the Duration Funds (as defined below) will vote separately on a Fund-by-Fund and sub-proposal-by-sub-proposal basis. Therefore, should a change to a fundamental investment restriction not be approved for a Fund, such Fund’s current fundamental investment restriction would continue to apply. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” this proposal.

Proposal 3

Adoption of Second Amended and Restated Agreement and Declaration of Trust of the Trust

You are being asked to approve the amendment and restatement of the Amended and Restated Declaration of Trust of the Trust. The Board believes that it is in the best interests of shareholders to modernize the existing Amended and Restated Declaration of Trust, as well as the declarations of trust for the other funds in the Managers Fund Complex. The proposed changes are intended to make the administration of the Funds and the other funds in the Managers Fund Complex more efficient and cost-effective on a going forward basis, and provide more flexibility for the operations of the Funds and the other funds in the Managers Fund Complex, while continuing to require the Funds, the other funds in the Managers Fund Complex, the Manager and the Trustees to operate in accordance with all applicable laws and fiduciary standards. Approval is also therefore being sought from shareholders of the other funds in the Managers Fund Complex to update their respective declarations of trust in a similar manner for consistency across the Managers Fund Complex. Adoption of the Second Amended and Restated Agreement and Declaration of Trust will not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders, nor will your Fund’s current investments and investment objectives and policies necessarily change by virtue of the adoption of the Second Amended and Restated Agreement and Declaration of Trust. If the Second Amended and Restated Agreement and Declaration of Trust is not approved by the shareholders of the Trust collectively, and the shareholders of each Fund separately, the Amended and Restated Declaration of Trust and all previous amendments will remain in effect and the Board will determine whether to effectuate those amendments that do not require shareholder approval. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” this proposal.

The Board, including the Independent Trustees, unanimously recommends that shareholders vote “FOR” the election of each nominee, “FOR” the approval of the changes to the Funds’ fundamental investment restrictions and “FOR” the approval of the proposed amendment and restatement of the Trust’s Amended and Restated Declaration of Trust. Shareholders of the Funds have the option of voting on the election of each nominee separately and shareholders of each Fund have the option of voting on the amendment of each “fundamental” investment restriction of such Fund separately. Unmarked, properly signed and dated proxy cards will be voted “FOR” all of the proposals.

PROPOSAL 1 – ELECTION OF TRUSTEES

Over recent years, the number of funds and amount of fund assets in the Managers Fund Complex have increased substantially. In light of these changes, and as part of the Board’s succession planning efforts to ensure continuity in the oversight of the Managers Fund Complex and the Board’s continuing discharge of its fiduciary duties to the Managers Fund Complex on a long-term basis, the Board has determined to increase the number of Trustees to ten. The Board currently consists of seven Trustees. The Board has proposed the following ten nominees for election by shareholders (each a “Nominee”), each to hold office for an indefinite term until his or her death, resignation, retirement, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time: Bruce B. Bingham, William E. Chapman, II, Edward J. Kaier, Kurt Keilhacker, Steven J. Paggioli, Richard F. Powers III, Eric Rakowski, Victoria Sassine, Thomas R. Schneeweis and Christine C. Carsman. Messrs. Bingham, Chapman, Kaier, Paggioli, Rakowski and Schneeweis and Ms. Carsman are collectively referred to herein as the “Incumbent Trustee Nominees.” Messrs. Keilhacker and Powers and Ms. Sassine are collectively referred to herein as the “New Trustee Nominees.” Each of the Nominees has consented to serve or continue to serve, as the case may be, as a Trustee. Certain biographical and other information relating to the Nominees, including each Nominee’s experience, qualifications, attributes and skills for Board membership, is set forth below. Nine of the Nominees are expected to be Independent Trustees (meaning that they would not be considered “interested persons” as defined in the 1940 Act) and one of the Nominees would continue to be an Interested Trustee (meaning that she is considered an “interested person” as defined in the 1940 Act) of the Trust by virtue of her position with, and interest in securities of, Affiliated Managers Group, Inc. (“AMG”), and her former position as Chief Legal Officer of the Trust. Messrs. Chapman, Kaier, Paggioli, Rakowski and Schneeweis are Independent Trustee incumbents who were previously elected by shareholders, and Mr. Bingham is an Independent Trustee incumbent who was previously appointed by the Board and is standing for election by shareholders for the first time. Ms. Carsman is an Interested Trustee incumbent who was previously appointed by the Board and is standing for election by shareholders for the first time. Messrs. Keilhacker and Powers and Ms. Sassine are expected to be Independent Trustees, if elected. Jack W. Aber, who had served as a Trustee since 2000, retired from the Board effective December 31, 2012 pursuant to the Board’s policy that a Trustee retire at the end of the calendar year in which the Trustee reaches the age of 75. On December 13-14, 2012, the members of the Trust’s Nominating Committee (described below) presented their recommended nominees to the Independent Trustees, and the Independent Trustees selected and nominated the Incumbent Trustee Nominees and the New Trustee Nominees, and on December 13-14, 2012, the Board voted to submit the Incumbent Trustee Nominees and the New Trustee Nominees to a vote of shareholders of the Trust. The Board knows of no reason why any of these Nominees would be unable to serve.

Reason for the Proposal

Section 16(a) of the 1940 Act provides that no person shall serve as a director of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the directors then holding office shall have been elected to such office by the shareholders of the company at such an annual or special meeting.

Of the seven incumbent Trustees, five (Messrs. Chapman, Kaier, Paggioli, Rakowski and Schneeweis) were elected by shareholders in 2000. Ms. Carsman and Mr. Bingham were appointed to the Board without a vote of shareholders, as permitted by Section 16(a) of the 1940 Act. It is necessary to hold a shareholder meeting for the purpose of electing Messrs. Keilhacker and Powers and Ms. Sassine to the Board. The Board has considered it appropriate that all of the current Trustees stand for election by the shareholders.

Information About the Board and the Nominees

The Board provides broad supervision over the affairs of the Trust and the Funds. An Independent Trustee serves as Chairman of the Board. A separate individual serves as Principal Executive Officer of the Trust, as described below under “Principal Officers of the Trust.” In addition, the Board also has two standing committees, the Audit Committee and Governance Committee, each comprised of all of the Independent Trustees, to which the

Board has delegated certain authority and oversight responsibilities. The Board and its Governance Committee (as described below) appointed a Nominating Committee, comprised of certain Independent Trustees, for purposes of assisting the Board and its Governance Committee in the search for Trustee candidates. The Nominating Committee completed its mandate as of the end of the Board meeting held on December 13-14, 2012.

The Board’s role in management of the Trust is oversight, including oversight of the Funds’ risk management process. The Board meets regularly on at least a quarterly basis, and at these meetings the officers of the Funds and the Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Funds’ Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Trustees and the Independent Trustees’ independent legal counsel, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Trust has retained Managers as the Funds’ investment adviser and administrator. Managers provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds, and management of the risks that arise from the Funds’ investments and operations. Employees of Managers serve as several of the Funds’ officers, including the Funds’ President. The Board provides oversight of the services provided by Managers and the Funds’ officers, including their risk management activities. On an annual basis, the Funds’ Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the committees receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board receives periodic reports from the Funds’ Chief Legal Officer on Managers’ risk management activities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding the compliance of the Funds with federal and state securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board receives periodic reports from the portfolio managers of the Funds’ subadvisors and Managers’ investment research team regarding the management of the Funds, including their investment risks. The Board also receives periodic reports from the Funds’ Chief Financial Officer, Chief Operating Officer, and other senior personnel of Managers regarding Managers’ general business operations.

During the fiscal year ended December 31, 2012, the Board met eight times and each Incumbent Trustee Nominee who was then a member of the Board was present for all of the meetings of the Board held during the period for which he or she has been a Trustee and meetings held by all committees on which he or she served during the period that he or she served.

The following table lists the Nominees, including all current Trustees, their names and ages, the positions held with the Trust and length of time served, their principal business occupations during the past five years and other directorships held in any publicly-traded company or any registered investment company during the past five years, as well as the experience, qualifications, attributes and skills for serving as Trustees.

There are five Funds in the Trust, all of which are overseen by the Board (and would be overseen by all Nominees, if elected). The address of each Nominee is 800 Connecticut Avenue, Norwalk, Connecticut 06854. Correspondence intended for a current Trustee may be sent to this address.

Name and Age at December 31, 2012	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Nominee	Other Directorships Held by Nominee During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Nominees who are not “interested persons” of the Trust:
Bruce B. Bingham, 64	Trustee since 2012	Partner, Hamilton Partners (real estate development firm) (1987-Present)	37	Director of The Yacktman Funds, Inc. (2 portfolios)	Significant board experience; experienced businessman; familiar with financial statements

William E. Chapman, II, 71	Trustee since 2000; Independent Chairman; Chairman of the Governance Committee	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Trustee of Bowdoin College (2002-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-Nov. 2009)	37	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board and Chairman of the Governance Committee

Edward J. Kaier, 67	Trustee since 2000; Chairman of the Audit Committee	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	37	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; practicing attorney; continuing service as Chairman of the Trust’s Audit Committee

Kurt Keilhacker, 49	Nominee	Managing Member, TechFund Europe (2000-Present); Managing Member, TechFund Capital (1997-Present)	37	None	[Significant board experience; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies]

Steven J. Paggioli, 62	Trustee since 2000	Independent Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	37	Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel; Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; former service with financial service regulator; Audit Committee financial expert

Name and Age at December 31, 2012	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Nominee	Other Directorships Held by Nominee During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Richard F. Powers III, 66	Nominee	Adjunct Professor, Boston College (2011-Present)	37	Director of Ameriprise Financial Inc. (2005-2009)	Significant board experience; significant executive experience with several financial services firms; significant experience as President and Chief Executive Officer of a mutual fund complex

Eric Rakowski, 54	Trustee since 2000	Professor, University of California at Berkeley School of Law (1990- Present)	37	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; former practicing attorney; currently professor of law

Victoria Sassine, 47	Nominee	Lecturer, Babson College (2007 – Present)	37	None	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant

Thomas R. Schneeweis, 65	Trustee since 2000	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, TRS Associates (1982-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northhampton Capital Management, LLC (2004-2010)	37	Trustee of Aston Funds (26 portfolios)	Significant board experience; currently professor of finance; significant executive experience with several investment partnerships

Name and Age at December 31, 2012	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Nominee	Other Directorships Held by Nominee During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Nominee who is an “interested person” of the Trust:
Christine C. Carsman, 60**	Trustee since 2011	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	37	None	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer

*	The Fund Complex consists of the funds of the Trust, The Managers Funds, Managers AMG Funds and Managers Trust I.
**	Ms. Carsman is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

The summaries in the tables above relating to the experience, qualifications, attributes and skills of the Nominees are furnished in response to requirements imposed by the Securities and Exchange Commission (the “SEC”), do not constitute holding out the Board or any Nominee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Nominee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of the Nominees has these abilities. Experience relevant to having these abilities may be achieved through a Nominee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with Managers, and also may benefit from information provided by the Trust’s and Managers’ legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

If the Nominees are elected, Mr. Chapman would remain Independent Chairman.

Principal Officers of the Trust

The Board elects the officers of the Trust, provided that the Chief Compliance Officer must be approved by a majority of the Independent Trustees. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Other officers serve at the pleasure of the Trustees. The following table lists the names and ages of the officers, the positions held with the Trust and length of time served, their principal business occupations during the past five years, and any directorships held in a public company or registered investment company during the past five years. The business address of each officer is 800 Connecticut Avenue, Norwalk, Connecticut 06854. None of the officers listed below receives compensation from any of the Funds. No changes to the officers of the Trust are being proposed.

Name and Age at December 31, 2012	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer During the Past 5 Years
Keitha L. Kinne, 54	President and Principal Executive Officer since 2012; Chief Operating Officer since 2007	President and Principal Executive Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2012-Present); President, Managers Distributors, Inc. (2012- Present); Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)	None.

Lewis Collins, 46	Secretary since 2011; Chief Legal Officer since 2011	Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2011-Present); Senior Counsel, Affiliated Managers Group, Inc. (2002-Present); Senior Vice President, Affiliated Managers Group, Inc. (2010-Present); Vice President, Affiliated Managers Group, Inc. (2006-2010); Director, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)	None.

Donald S. Rumery, 54	Principal Financial Officer since 2008; Chief Financial Officer since 2007; Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Principal Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2008-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present)	None.

John J. Ferencz, 50	Chief Compliance Officer since 2010	Chief Compliance Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2010-Present); Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010)	None.

Michael Ponder, 39	Assistant Secretary since 2011	Assistant Secretary, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2011-Present); Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009)	None.

Nominee Ownership of Fund Shares

The following table illustrates the dollar range of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the Nominees, including all current Trustees, as of December 31, 2012. The dollar range for the securities represented in the table was determined using the net asset value of a share of each Fund as of the close of business on December 31, 2012.

	Managers AMG Chicago Equity Partners Balanced Fund	Managers AMG GW&K Fixed Income Fund	Managers High Yield Fund	Managers Intermediate Duration Government Fund	Managers Short Duration Government Fund	All Registered Investment Companies Overseen or to be Overseen by Nominee in the Family of Investment Companies*
Nominees who are not “interested persons” of the Trust
Bruce B. Bingham	None	None	None	None	None	Over $100,000
William E. Chapman, II	None	None	None	$50,001-$100,000	$1-$10,000	Over $100,000
Edward J. Kaier	None	None	None	None	None	Over $100,000
Kurt Keilhacker	None	None	None	None	None	None
Steven J. Paggioli	None	None	None	None	$10,001-$50,000	Over $100,000
Richard F. Powers III	None	None	None	None	None	None
Eric Rakowski	$10,001-$50,000	None	None	None	None	$50,001-$100,000
Victoria Sassine	None	None	None	None	None	None
Thomas R. Schneeweis	None	None	None	None	None	Over $100,000

Nominee who is an “interested person” of the Trust
Christine C. Carsman	None	$10,001-$50,000	None	Over $100,000	None	Over $100,000

*	The Family of Investment Companies consists of the funds in the Trust, The Managers Funds, Managers AMG Funds and Managers Trust I.

None of the Nominees who would be Independent Trustees of the Trust or their immediate family members, had any interest in the Manager or the Distributor, or any person controlling, controlled by or under common control with such persons, excluding the funds in the Managers Fund Complex. For this purpose, “immediate family member” includes a Nominee’s spouse, children residing in a Nominee’s household and dependents of a Nominee.

Board Compensation

The following table sets forth the aggregate compensation paid by the Funds to each Incumbent Trustee Nominee for the fiscal year ended December 31, 2012.

Name of Nominee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Nominees who are not “interested persons” of the Trust
Bruce B. Bingham	$2,767	$51,008
William E. Chapman, II (c)	$6,971	$128,507
Edward J. Kaier (d)	$6,456	$119,008
Steven J. Paggioli	$6,022	$111,008
Eric Rakowski	$6,022	$111,008
Thomas R. Schneeweis	$5,886	$108,508
Nominee who is an “interested person” of the Trust
Christine C. Carsman	None	None

(a)	Compensation is calculated for the fiscal year ended December 31, 2012. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation paid during the 12-month period ended December 31, 2012 for services as a Trustee of the Managers Fund Complex, which, as of December 31, 2012, consisted of 36 funds in the Trust, Managers AMG Funds, Managers Trust I and The Managers Funds.
(c)	Mr. Chapman received an additional $20,000 annually for serving as the Independent Chairman, which is reflected in the chart above.
(d)	Mr. Kaier received an additional $8,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

In addition to the amounts noted above, each member of the Nominating Committee received an additional $2,500 from the Managers Fund Complex on December  14, 2012 for serving on the committee.

Committees and Meetings of the Board

The Board has an Audit Committee and a Governance Committee. The Board and its Governance Committee appointed a Nominating Committee to assist the Board and its Governance Committee in the search for Trustee candidates, which completed its mandate as of the end of the Board meeting held on December 13-14, 2012. The Audit Committee and Governance Committee are, and the Nominating Committee was, composed solely of Independent Trustees. The following table identifies the members of those committees, the number of meetings of each committee held during the fiscal year ended December 31, 2012, and the function of each committee:

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Governance Committee	Bruce B. Bingham William E. Chapman, II* Edward J. Kaier Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis Jack W. Aber**	7	Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders.

Audit Committee	Bruce B. Bingham William E. Chapman, II Edward J. Kaier* Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis Jack W. Aber**	3	Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Funds’ financial statements; (c) reviews and assesses the performance, approves the compensation and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audits of the Funds, and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues of which the Audit Committee is aware that may affect the Trust, the Trust’s financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Board’s pricing oversight committee from time to time.

Nominating Committee (a subcommittee of the Governance Committee, which completed its mandate as of December 14, 2012)	Edward J. Kaier* Steven J. Paggioli Eric Rakowski Jack W. Aber**	3	The Nominating Committee, a subcommittee of the Governance Committee, was appointed for purposes of assisting the Board and its Governance Committee in the search for Trustee candidates.

*	Chairman of committee.
**	Mr. Aber retired from the Board effective December 31, 2012.

Governance Committee.

The Governance Committee operates pursuant to a written charter, which was most recently amended on December 3, 2004 and is included in Appendix C.

When a vacancy on the Board exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures.

The Governance Committee will, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains sufficient background information concerning the candidate and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Funds, 800 Connecticut Avenue, Norwalk, Connecticut 06854.

In evaluating a candidate for a position on the Board, including any candidate recommended by shareholders of a Fund, the Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Independent Trustees and the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

The Governance Committee takes the overall diversity of the Board into account when considering and evaluating candidates for Independent Trustee. While the Governance Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering candidates, the Governance Committee generally considers the manner in which each candidate’s business experience, background, race, gender and national origin are complementary to the existing Independent Trustees’ attributes.

Each incumbent Independent Trustee Nominee was originally recommended to the Board for approval as an Independent Trustee by the Independent Trustees. Each New Trustee Nominee was recommended to the Board for approval as an Independent Trustee by the Independent Trustees.

Shareholder Communications.

The Board provides a process by which shareholders may send communications to the Board. Shareholders may mail written communications to the attention of the Board, or specified individual Trustees, 800 Connecticut Avenue, Norwalk, Connecticut 06854. All shareholder communications are reviewed by the Trust’s Chief Legal Officer, who will forward them to the Board as appropriate.

Board recommendation on Proposal 1

The Trustees unanimously recommend that

shareholders of the Funds vote “FOR” the

election of each Nominee

PROPOSAL 2 –APPROVAL OF THE AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following sub-proposals, the Trustees also recommend that the shareholders of the Funds approve the modernization and standardization of the fundamental investment restrictions of the Funds through the amendment of the restrictions as described below. The proposed changes are intended to modernize and standardize the Funds’ fundamental investment restrictions, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder, and are not intended to modify any applicable fiduciary standards. The proposed changes are designed to provide the Funds’ subadvisors, portfolio managers and the Board increased flexibility to respond to market, industry and regulatory changes. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the Trust, and the Managers Fund Complex more generally, by simplifying and making uniform the fundamental investment restrictions across all Funds in the Trust and most of the other funds in the Managers Fund Complex. Approval is also therefore being sought from shareholders of most of the other funds in the Managers Fund Complex to update their respective fundamental investment restrictions in a similar manner for consistency across the Managers Fund Complex. Adoption of the proposed fundamental investment restrictions will not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders. Furthermore, Managers has indicated that it has no present intention to change in any significant way the Funds’ investment strategies or the manner in which the Funds are managed if the proposal is approved. The Funds may have fundamental investment objectives and policies that are not intended to be changed in connection with, and are beyond the scope of, this Joint Proxy Statement.

As to sub-proposals 2.A through 2.F, the shareholders of each Fund will vote separately on a Fund-by-Fund and sub-proposal-by-sub-proposal basis. As to sub-proposals 2.G through 2.L, the shareholders of each Duration Fund (as defined below) will vote separately on a Fund-by-Fund and sub-proposal-by-sub-proposal basis. A list of the restrictions that would apply to each Fund if each proposal is approved by its shareholders is set forth in Appendix D.

The 1940 Act requires registered investment companies like the Funds to adopt “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” The following chart sets forth the existing and proposed fundamental investment restrictions of each Fund.

	Existing Fundamental Investment Restrictions for Managers AMG Chicago Equity Partners Balanced Fund, Managers AMG GW&K Fixed Income Fund and Managers High Yield Fund	Existing Fundamental Investment Restrictions for Managers Intermediate Duration Government Fund and Managers Short Duration Government Fund	Proposed Fundamental Investment Restrictions for All Funds
Issuance of Senior Securities	Each Fund may not issue senior securities.	Each Fund may not issue senior securities, borrow money or pledge its assets, except that a Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities, and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings.	Each Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Borrowing	Each Fund may not borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law.	Each Fund may not issue senior securities, borrow money or pledge its assets, except that a Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities, and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings.	Each Fund may lend and borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Lending	Each Fund may not make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into	Each Fund may not make loans of money or property to any person, except through loans of portfolio securities to qualified institutions, the purchase of debt obligations in which the Fund may invest consistently	Each Fund may lend and borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

	repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.	with its investment objectives and policies and investment limitations or the investment in repurchase agreements with qualified institutions. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s respective total assets (including such loans).

Underwriting of Securities	Each Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.	Each Fund may not act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.	Each Fund may underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Purchasing and Selling Commodities	Each Fund may not purchase or sell commodities, except the Fund may purchase and sell futures contracts (including futures contracts on commodities) and options thereon.	Each Fund may not purchase or sell commodities or commodity contracts except for hedging purposes.	Each Fund may purchase and sell commodities and real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Purchasing and Selling Real Estate	Each Fund may not purchase or sell real estate, except that each Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.	Each Fund may not acquire, lease or hold real estate. (Does not preclude investments in securities collateralized by real estate or interests therein.)	Each Fund may purchase and sell commodities and real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Diversification of Investments	Each Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of a Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Each Fund may not purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

Each Fund may not purchase the securities of any issuer which would result in the Fund’s owning more than 10% of any class of the outstanding voting securities of such issuer.

Each Fund may purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

Industry Concentration	Each Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).	Each Fund may not purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.	Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

Short Sales	None.	Each Fund may not make short sales of securities or maintain a short position if, where added together, more than 25% of the value of the Fund’s net assets would be (i)	None.

deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales “against the box” are not subject to this limitation.

Investing for Control	None.	Each Fund may not invest in companies for the purpose of exercising control or management.	None.

Securities Issued by Other Investment Companies	None.	Each Fund may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act.	None.

Margin Transactions	None.	Each Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.	None.

Oil, Gas and Mineral Programs	None.	Each Fund may not invest in interests in oil, gas or other mineral exploration or development program.	None.

Investing in New Issuers	None.	Each Fund may not purchase any security, other than mortgage-backed securities, or obligations of the U.S. Government, its agencies or instrumentalities, if as a result the Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation; except for investments in regulated investment companies with the same objective.	None.

Background

As noted above, the 1940 Act requires registered investment companies like the Funds to adopt “fundamental” investment restrictions governing certain of their investment practices. Under the 1940 Act, a “fundamental” policy of a Fund cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The differences between the current and proposed fundamental investment restrictions of the Funds are discussed below. The Manager believes that the fundamental investment restrictions as proposed to be amended preserve important investor protections while providing increased flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. The proposed amendments would also simplify the process of administering the fundamental investment restrictions across the Managers Fund Complex, as most of the funds in the Managers Fund Complex are making identical proposals to their respective shareholders. Adoption of the proposed fundamental investment restrictions will not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders. Furthermore, Managers has indicated that it has no present intention to change in any significant way the Funds’ investment strategies or the manner in which the Funds are managed if the proposal is approved.

For purposes of this proposal, Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund are referred to collectively as the “Duration Funds.”

2.A.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO ISSUANCE OF SENIOR SECURITIES

Affected Funds: All Funds

The 1940 Act requires the Funds to state the extent to which they may issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). Generally, a “senior security” means any bond, debenture, note or similar instrument or obligation having priority over a fund’s common shares for purposes of distributions and the payment of dividends. Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, the SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations.

The Funds’ (other than the Duration Funds’) current fundamental investment restriction with respect to issuance of senior securities is as follows:

Each Fund may not issue senior securities.

In addition, the following disclosure in the Funds’ (other than the Duration Funds’) SAI further clarifies the restriction. This language is not part of the fundamental investment restriction:

For purposes of [the] investment restriction… above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the Fund’s investment policies and applicable law.

The Duration Funds’ current fundamental investment restriction with respect to issuance of senior securities is as follows:

Each Fund may not issue senior securities, borrow money or pledge its assets, except that a Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities, and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings.

In addition, the following disclosure in the Duration Funds’ SAI further clarifies the restriction. This language is not part of the fundamental investment restriction:

For purposes of [the] investment restriction… above, the purchase or sale of securities on a “when issued” or “delayed delivery” basis, the purchase and sale of futures contracts, the entry into reverse repurchase agreements and dollar roll transactions, short sales, interest rate swaps, mortgage swaps, OTC options, and collateral arrangements with respect thereto are not deemed to be a pledge of assets and none of such transactions or arrangements nor obligations of the Fund to Trustees pursuant to deferred compensation arrangements (if any) are deemed to be the issuance of a senior security.

If this sub-proposal is approved, the Funds’ new fundamental investment restriction with respect to issuance of senior securities would read:

Each Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Funds amend their restriction to allow each Fund to issue senior securities to the extent permitted under applicable law or any applicable exemptive order or orders or other relief. Due to the added flexibility provided in the proposed amendment, if the proposed amendment is adopted, then the explanatory notes clarifying the existing fundamental investment restrictions relating to senior securities and pledging assets in the Funds’ SAI would be removed. The proposed amendment would have the effect of conforming the Funds’ restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed amendment would reduce administrative burdens by making uniform the fundamental investment restriction with respect to senior securities across all Funds in the Trust and most of the other funds in the Managers Fund Complex. The Manager has indicated that it has no present intention to change the investment strategy of any Fund in connection with this change in fundamental investment restriction.

The Trustees also recommend that the Duration Funds’ fundamental investment restriction with respect to the issuance of senior securities be separated from the fundamental investment restriction with respect to borrowing. Currently, the Duration Funds’ fundamental investment restriction with respect to the issuance of senior securities is combined with the fundamental investment restriction with respect to borrowing, which can lead to confusion. The proposed new fundamental investment restriction only addresses the Duration Funds’ issuance of senior securities, which has the effect of simplifying the Funds’ fundamental investment restriction with respect to senior securities. A vote in favor of this sub-proposal includes a vote to separate the Duration Funds’ fundamental investment restriction with respect to senior securities from such Funds’ fundamental investment restriction with respect to borrowing. The Duration Funds’ proposed new fundamental investment restriction with respect to borrowing is discussed in Section 2.B below. The Duration Funds do not believe this separation of the fundamental investment restrictions to be a material change.

2.B.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO LENDING AND BORROWING

Affected Funds: All Funds

The 1940 Act requires the Funds to state the extent to which they may borrow money. The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1/3% of its total assets (including the amount borrowed) from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%. In addition to the foregoing borrowings, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

The 1940 Act also requires the Funds to state the extent to which they intend to make loans to other persons. Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).

The Funds’ (other than the Duration Funds’) current fundamental investment restriction with respect to borrowing is as follows:

Each Fund may not borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law.

In addition, the following disclosure in the Funds’ (other than the Duration Funds’) SAI further clarifies the restriction with respect to borrowing. This language is not part of the fundamental investment restriction:

For purposes of [the] investment restriction… above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Fund’s investment policies.

The Funds’ (other than the Duration Funds’) current fundamental investment restriction with respect to making loans is as follows:

Each Fund may not make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

In addition, the following disclosure in the Funds’ (other than the Duration Funds’) SAI further clarifies the restriction with respect to lending. This language is not part of the fundamental investment restriction:

For purposes of [the] fundamental investment restriction… above, the Funds will lend portfolio securities to other series of trusts managed by the Investment Manager pursuant to an interfund lending program provided that the Funds comply with the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending.

The Duration Funds’ current fundamental investment restriction with respect to borrowing is as follows:

Each Fund may not issue senior securities, borrow money or pledge its assets, except that a Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities, and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings.

The Duration Funds’ current fundamental investment restriction with respect to making loans is as follows:

Each Fund may not make loans of money or property to any person, except through loans of portfolio securities to qualified institutions, the purchase of debt obligations in which the Fund may invest consistently with its investment objectives and policies and investment limitations or the investment in repurchase agreements with qualified institutions. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s respective total assets (including such loans).

If this sub-proposal is approved, the Funds’ new fundamental investment restriction with respect to lending and borrowing would read:

Each Fund may lend and borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Funds amend their restriction to allow each Fund to lend and borrow money to the extent permitted under applicable law or any applicable exemptive order or orders or other relief. Due to the added flexibility provided in the proposed amendment, if the proposed amendment is adopted, then the explanatory notes clarifying the Funds’ (other than the Duration Funds’) existing fundamental investment restriction in the Funds’ SAI would be removed. The proposed amendment would have the effect of conforming the Funds’ restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed amendment would reduce administrative burdens by simplifying and making uniform the fundamental investment restrictions with respect to lending and borrowing money across all Funds in the Trust and most of the other funds in the Managers Fund Complex.

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Funds (other than the Duration Funds) have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a Fund would lend money and borrow money for temporary purposes directly to and from another Fund or another fund in the Managers Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the applicable Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund. The Funds’ (other than the Duration Funds’) current fundamental investment restriction on borrowing limits each such Fund’s ability to borrow money through an Interfund Loan to 5% of the Fund’s total assets. The Funds’ (other than the Duration Funds’) current fundamental investment restriction on making loans allows each such Fund to lend portfolio securities and participate in the Interfund Lending Agreement provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. The Duration Funds’ current fundamental investment restriction on borrowing does not permit the Duration Funds to participate in the Interfund Lending Agreement. The proposed amendment would have the effect of increasing the Funds’ (other than the Duration Funds’) ability to borrow money, including through an Interfund Loan, to the extent permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, and permitting the Duration Funds to participate in the Interfund Lending Agreement to the same extent as the other Funds in the Trust. Under current laws, as modified by the above mentioned SEC exemptive order, generally a Fund will be able to borrow through an Interfund Loan on an unsecured basis if its outstanding borrowings from all sources immediately after the interfund borrowing would total 10% or less of its total assets, and the Fund will be able to borrow through an Interfund Loan on a secured basis if its total outstanding borrowings immediately after the interfund borrowing would be greater than 10% of its total assets, provided that the Fund may not borrow through an Interfund Loan or from any other source if its total outstanding borrowings immediately after such borrowing would exceed 33 1/3% of the value of the Fund’s total assets. With respect to lending money, the proposed amendment would also have the effect of permitting the Funds to lend money, including through an Interfund Loan, to the extent permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief. The Manager believes that such expansion of the ability to engage in Interfund Lending is in the best interests of the Funds. The Manager has indicated that it has no present intention to change the investment strategy of any Fund in connection with this change in fundamental investment restriction.

The Trustees also recommend that the Duration Funds’ current fundamental investment restriction with respect to borrowing be amended as proposed, separating it from the fundamental investment restriction with respect to the issuance of senior securities. A vote in favor of this sub-proposal includes a vote to separate the Duration Funds’ fundamental investment restriction with respect to borrowing from such Funds’ fundamental investment restriction with respect to senior securities. The Duration Funds’ fundamental investment restriction with respect to the issuance of senior securities is discussed in Section 2.A above. In addition, all of the Funds currently have separate and distinct fundamental investment restrictions with respect to lending and borrowing. A vote in favor of this sub-proposal includes a vote to combine each Funds’ fundamental investment restriction with respect to lending with the Funds’ fundamental investment restriction with respect to borrowing. The Funds do not believe this separation and combination of fundamental investment restrictions to be material changes.

2.C.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO THE UNDERWRITING OF SECURITIES

Affected Funds: All Funds

The Funds’ (other than the Duration Funds’) current fundamental investment restriction with respect to underwriting is as follows:

Each Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

The Duration Funds’ current fundamental investment restriction with respect to underwriting is as follows:

Each Fund may not act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

If this sub-proposal is approved, the Funds’ new fundamental investment restriction with respect to underwriting would read:

Each Fund may underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Funds amend their restriction to allow each Fund to underwrite securities to the extent permitted by applicable law or any applicable exemptive order or orders or other relief. The proposed amendment would have the effect of conforming the Funds’ restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed amendment would eliminate minor differences in the wording of the Funds’ current fundamental investment restriction on underwriting securities to achieve consistency among the Funds. The proposed amendment would also reduce administrative burdens by making uniform the fundamental investment restriction with respect to underwriting securities across all Funds in the Trust and most of the other funds in the Managers Fund Complex. The Manager has indicated that it has no present intention to change the investment strategy of any Fund in connection with this change in fundamental investment restriction.

2.D.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASING AND SELLING COMMODITIES AND REAL ESTATE

Affected Funds: All Funds

The 1940 Act requires the Funds to state a fundamental investment restriction regarding the purchase and sale of commodities and real estate.

The Funds’ (other than the Duration Funds’) current fundamental investment restriction with respect to purchasing and selling commodities is as follows:

Each Fund may not purchase or sell commodities, except the Fund may purchase and sell futures contracts (including futures contracts on commodities) and options thereon.

In addition, the following disclosure in the Funds’ (other than the Duration Funds’) SAI further clarifies the restriction. This language is not part of the fundamental investment restriction:

For purposes of [the] investment restriction… above, commodities shall not be considered to include options on securities, securities indices and currency, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Funds’ investment policies.

For purposes of [the] investment restriction… above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the term “commodities,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities for purposes of this restriction.

The Duration Funds’ current fundamental investment restriction with respect to purchasing and selling commodities is as follows:

Each Fund may not purchase or sell commodities or commodity contracts except for hedging purposes.

In addition, the following disclosure in the Duration Funds’ SAI further clarifies the restriction. This language is not part of the fundamental investment restriction:

For purposes of [the] investment restriction… above, commodities or commodity contracts shall not be considered to include options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Funds’ investment policies.

For purposes of [the] investment restriction… above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

The Funds’ (other than the Duration Funds’) current fundamental investment restriction with respect to purchasing and selling real estate is as follows:

Each Fund may not purchase or sell real estate, except that each Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

The Duration Funds’ current fundamental investment restriction with respect to purchasing and selling real estate is as follows:

Each Fund may not acquire, lease or hold real estate. (Does not preclude investments in securities collateralized by real estate or interests therein.)

If this sub-proposal is approved, the Funds’ new fundamental investment restriction with respect to purchasing and selling commodities and real estate would read:

Each Fund may purchase and sell commodities and real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

With respect to investing in commodities, the Trustees recommend that the Funds amend their restriction to allow each Fund to purchase and sell commodities to the extent permitted by applicable law or any applicable exemptive order or orders or other relief. The explanatory note that follows the Funds’ existing fundamental investment restrictions clarifies the Funds’ understanding of the derivative instruments in which each Fund may invest pursuant to the existing restriction. The proposed amendment would further clarify that each Fund may purchase and sell commodities to the extent permitted by the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, and as interpreted or modified by regulatory authorities having jurisdiction with respect to such instruments. The removal of the detailed list of derivative instruments in the explanatory note is intended to give the Funds increased flexibility to invest in a variety of modern financial instruments. This investment flexibility could, in the future, assist each Fund in achieving its investment objective, in part because such strategies may offer opportunities for hedging and increased investment return. Due to the added flexibility provided in the proposed amendment, if the proposed amendment is adopted, then the explanatory note relating to CFTC regulation that clarifies the existing fundamental investment restriction with respect to purchasing and selling commodities in each Fund’s SAI would also be removed.

With respect to investing in real estate, the Trustees recommend that the Funds amend their restriction to allow each Fund to purchase and sell real estate to the extent permitted by applicable law or any applicable exemptive order or orders or other relief. The Funds’ current fundamental investment restrictions generally prohibit the purchase or sale of real estate, with certain delineated exceptions. In order to maximize the Funds’ investment flexibility, the proposed restriction would permit the Funds to invest in real estate to the extent permitted by the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, and as interpreted or modified by regulatory authorities having jurisdiction with respect to investments in real estate. The Manager has indicated that it has no present intention to change the investment strategy of any Fund in connection with this change in fundamental investment restriction.

In addition, the Funds currently have separate and distinct fundamental investment restrictions with respect to the purchase and sale of commodities and real estate. A vote in favor of this sub-proposal includes a vote to combine each Fund’s fundamental investment restriction with respect to the purchase and sale of commodities with the Fund’s fundamental investment restriction with respect to the purchase and sale of real estate. The Funds do not believe this combination of fundamental investment restrictions to be a material change. The proposed amendment would also reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to the purchase and sale of commodities and real estate across all Funds in the Trust and most of the other funds in the Managers Fund Complex.

2.E.	AMEND FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

Affected Funds: All Funds

The 1940 Act requires the Funds to be classified as either “diversified” or “non-diversified” companies. Each Fund is a “diversified” Fund as that term is defined in the 1940 Act. Under the 1940 Act, a “diversified” Fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items or the securities of other investment companies). The remaining 25% of the Fund’s total assets is not subject to this limitation.

The Funds’ (other than the Duration Funds’) current fundamental investment restriction with respect to diversification of investments is as follows:

Each Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of a Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The Duration Funds’ currently have two separate fundamental investment restrictions with respect to diversification of investments which are as follows:

Each Fund may not purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

Each Fund may not purchase the securities of any issuer which would result in the Fund’s owning more than 10% of any class of the outstanding voting securities of such issuer.

If this sub-proposal is approved, the Funds’ new fundamental investment restriction with respect to diversification of investments would read:

Each Fund may purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

The Funds’ (other than the Duration Funds’) current fundamental investment restriction generally tracks the existing diversification requirements under Section 5(b)(1) of the 1940 Act. The proposed amendment would have the effect of conforming each Fund’s restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy as those requirements change.

Under the Duration Funds’ current fundamental investment restrictions, each Duration Fund is not permitted to acquire more than 10% of any class of the outstanding voting securities of an issuer. The proposed amendment would allow each Duration Fund to hold more than 10% of a class of an issuer’s outstanding voting securities with respect to 25% of the Fund’s total assets consistent with Section 5(b)(1) of the 1940 Act. The proposed amendment would conform each Duration Fund’s restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy as those requirements change. The Manager has indicated that it has no present intention to change the investment strategy of any Fund in connection with this change in fundamental investment restriction.

Currently, the Duration Funds have two separate fundamental investment restrictions with respect to diversification, one of which is combined with the Duration Funds’ fundamental investment restriction with respect to industry concentration, which can lead to confusion. The proposed fundamental investment restriction above only addresses the Duration Funds’ diversification, and it is proposed that it be the only fundamental investment restriction for the Duration Funds that addresses diversification, which would reduce administrative burdens by simplifying the Duration Funds’ fundamental investment restriction with respect to diversification. A vote in favor of this sub-proposal includes a vote to combine the Duration Funds’ fundamental investment restrictions with respect to diversification into one and to separate the Duration Funds’ fundamental investment restriction with respect to diversification from such Funds’ fundamental investment restriction with respect to industry concentration. The Duration Funds’ proposed new fundamental investment restriction with respect to industry concentration is discussed in Section 2.F below. The Duration Funds do not believe this combination and separation of fundamental investment restrictions to be material changes.

The proposed amendment would also reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to diversification across all Funds in the Trust and most of the other funds in the Managers Fund Complex that are classified as “diversified” companies.

2.F.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO CONCENTRATING INVESTMENTS IN A PARTICULAR INDUSTRY

Affected Funds: All Funds

The 1940 Act requires the Funds to state the extent, if any, to which they concentrate investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that, in general, investments of more than 25% of a fund’s assets in an industry constitutes concentration. If a fund’s policy is not to concentrate, it may not invest more than 25% of its assets in an industry or group of industries.

The Funds’ (other than the Duration Funds’) current fundamental investment restriction with respect to concentrating investments in a particular industry is as follows:

Each Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

The Duration Funds’ current fundamental investment restriction with respect to concentrating investments in a particular industry is as follows:

Each Fund may not purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

In addition, the following disclosure in the Funds’ SAI further clarifies the restriction. This language is not part of the fundamental investment restriction:

Unless otherwise provided, for purposes of [the] investment restriction… above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

If this sub-proposal is approved, the Funds’ new fundamental investment restriction with respect to concentrating investments in a particular industry would read:

Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

With respect to concentrated investments by all of the Funds, such concentration in an industry may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment.

With respect to concentrated investments by all of the Funds, please note that the SEC staff has taken the position that the statement of policy required by Section 8(b)(1) of the 1940 Act relating to industry concentration does not apply to investments in tax-exempt securities issued by governments or political subdivisions of governments. Consequently, each Fund may invest in tax-exempt securities issued by governments or political subdivisions of governments without being deemed to concentrate its investments in a particular industry or group of industries.

A vote in favor of this sub-proposal includes a vote to remove the statement in each Fund’s SAI determining how “industry” shall be defined (i.e., by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International), and therefore, the Funds will not be limited to using such standard.

The Trustees recommend that the Funds amend their restriction to explicitly allow each Fund to take into account the most recently prescribed definition or interpretation of concentration under the 1940 Act, and the rules and regulations thereunder and regulatory guidance or interpretations of such Act, rules or regulations, as they may exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed modification would reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to concentrating investments in an industry across all Funds in the Trust and most of the other funds in the Managers Fund Complex that do not concentrate investments in a particular industry. The Manager has indicated that it has no present intention to change the investment strategy of any Fund in connection with this change in fundamental investment restriction.

The Trustees also recommend that the Duration Funds’ fundamental investment restriction with respect to industry concentration be separated from the fundamental investment restriction with respect to diversification. A vote in favor of this sub-proposal includes a vote to separate the Duration Funds’ fundamental investment restriction with respect, to industry concentration from such Funds’ fundamental investment restriction with respect to diversification. The Duration Funds’ fundamental investment restriction with respect to diversification is discussed in Section 2.E above. The Duration Funds do not believe this separation of fundamental investment restrictions to be a material change.

2.G.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO SHORT SALES

Affected Funds: Duration Funds

The Duration Funds’ current fundamental investment restriction with respect to short sales is as follows:

Each Fund may not make short sales of securities or maintain a short position if, where added together, more than 25% of the value of the Fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales “against the box” are not subject to this limitation.

If this sub-proposal is approved, the Duration Funds’ current fundamental investment restriction on short sales would be removed.

The 1940 Act and the rules and regulations thereunder do not require the Duration Funds to adopt a fundamental investment restriction with respect to short sales. In order to maximize each Duration Fund’s investment flexibility, the Board proposes that each Duration Fund’s restriction relating to short sales be removed. The proposed modification would also make the absence of a formal restriction in this area uniform across most funds in the Managers Fund Complex.

A “short sale against the box” involves selling short a security in which a fund currently holds a position or that the fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security. In order to engage in a short sale against the box, a fund arranges with a broker to borrow the security being sold short. The fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, the fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, the fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. A fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the security sold short could attain. If the price of the security sold short has decreased since the time of the short sale, the fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. Because the Duration Funds are permitted under the current investment restriction to make short sales against the box consistent with applicable law, the removal of this restriction would not affect the Duration Funds’ investment practices.

Short sales “not against the box” are generally short sales of securities a fund does not own. Short sales that are not made “against the box” create opportunities to increase a fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in short sales. Short sales not against the box theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

The Manager has indicated that it has no present intention to change the investment strategy of either Duration Fund in connection with this change in fundamental investment restriction.

2.H.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTING FOR CONTROL

Affected Funds: Duration Funds

The Duration Funds’ current fundamental investment restriction with respect to investing for control is as follows:

Each Fund may not invest in companies for the purpose of exercising control or management.

If this sub-proposal is approved, the Duration Funds’ current fundamental investment restriction on investing for control would be removed.

The 1940 Act defines “control” as the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. The 1940 Act and the rules and regulations thereunder do not require the Duration Funds to adopt a fundamental investment restriction with respect to investing for control. In order to maximize each Duration Fund’s investment flexibility, the Board proposes that each Duration Fund’s restriction relating to investing for the purpose of exercising control or management be removed. The proposed modification would also make the absence of a formal restriction in this area uniform across the Managers Fund Complex. The Manager has indicated that it has no present intention to change the investment strategy of either Duration Fund in connection with this change in fundamental investment restriction.

2.I.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES

Affected Funds: Duration Funds

The Duration Funds’ current fundamental investment restriction with respect to investing in securities issued by other investment companies is as follows:

Each Fund may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act.

If this sub-proposal is approved, the Duration Funds’ current fundamental investment restriction on investing in securities issued by other investment companies would be removed.

The 1940 Act limits the extent to which a fund may acquire securities of other investment companies. Under the 1940 Act, a fund’s investment in investment companies generally – but subject to many exceptions – cannot exceed (i) 3% of the total outstanding voting shares of any one investment company, (ii) 5% of the fund’s total assets with respect to shares of any one investment company, and (iii) 10% of the fund’s total assets with respect to shares of investment companies in the aggregate.

The 1940 Act and the rules and regulations thereunder do not require the Duration Funds to adopt a fundamental investment restriction with respect to investing in securities issued by other investment companies. In order to maximize each Duration Fund’s investment flexibility, the Board proposes that each Duration Fund’s restriction relating to investing in securities issued by other investment companies be removed. Any such investment would still be subject to the requirements of the 1940 Act and the rules and regulations thereunder or any applicable exemptive order. The proposed modification would also make the absence of a formal restriction in this area uniform across the Managers Fund Complex. The Manager has indicated that it has no present intention to change the investment strategy of either Duration Fund in connection with this change in fundamental investment restriction.

2.J.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO MARGIN TRANSACTIONS

Affected Funds: Duration Funds

The Duration Funds’ current fundamental investment restriction with respect to margin transactions is as follows:

Each Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

If this sub-proposal is approved, the Duration Funds’ current fundamental investment restriction on margin transactions would be removed.

Margin transactions involve the purchase of securities with money borrowed from a broker or elsewhere. Currently, the Duration Funds prohibit margin transactions, except where, for example, borrowing is necessary for the clearance of transactions. The 1940 Act and the rules and regulations thereunder do not require the Duration Funds to adopt a fundamental investment restriction with respect to margin transactions. In order to maximize each Duration Fund’s investment flexibility, the Board proposes that each Duration Fund’s restriction relating to margin transactions be removed. The proposed modification would also make the absence of a formal restriction in this area uniform across the Managers Fund Complex. The Manager has indicated that it has no present intention to change the investment strategy of either Duration Fund in connection with this change in fundamental investment restriction.

2.K.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO OIL, GAS AND MINERAL PROGRAMS

Affected Funds: Duration Funds

The Duration Funds’ current fundamental investment restriction with respect to oil, gas and mineral programs is as follows:

Each Fund may not invest in interests in oil, gas or other mineral exploration or development program.

If this sub-proposal is approved, the Duration Funds’ current fundamental investment restriction on oil, gas and mineral programs would be removed.

The 1940 Act and the rules and regulations thereunder do not require the Duration Funds to adopt a fundamental investment restriction with respect to oil, gas and mineral programs. In order to maximize each Duration Fund’s investment flexibility, the Board proposes that each Duration Fund’s restriction relating to oil, gas and mineral programs be removed. The proposed modification would also make the absence of a formal restriction in this area uniform across the Managers Fund Complex. Investments in oil, gas and other mineral leases, rights or royalty contracts, and in securities which derive their value in part from such instruments entail certain risks, including price volatility, risks of political and social disturbances, and foreign risks such as the existence of multinational cartels and competition. The Manager has indicated that it has no present intention to change the investment strategy of either Duration Fund in connection with this change in fundamental investment restriction.

2.L.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTING IN NEW ISSUERS

Affected Funds: Duration Funds

The Duration Funds’ current fundamental investment restriction with respect to investing in new issuers is as follows:

Each Fund may not purchase any security, other than mortgage-backed securities, or obligations of the U.S. Government, its agencies or instrumentalities, if as a result the Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation; except for investments in regulated investment companies with the same objective.

If this sub-proposal is approved, the Duration Funds’ current fundamental investment restriction on investing in new issuers would be removed.

The 1940 Act and the rules and regulations thereunder do not require the Duration Funds to adopt a fundamental investment restriction with respect to investing in new issuers. In order to maximize each Duration Fund’s investment flexibility, the Board proposes that each Duration Fund’s restriction relating to investing in new issuers be removed. The proposed modification would also make the absence of a formal restriction in this area uniform across the Managers Fund Complex. Investments in new issuers involve more risk than investments in larger, more established companies because they often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. The Manager has indicated that it has no present intention to change the investment strategy of either Duration Fund in connection with this change in fundamental investment restriction.

Board recommendation on Proposal 2

The Trustees unanimously recommend that shareholders

of each Fund vote “FOR” sub-proposals 2.A through 2.L, as applicable

PROPOSAL 3 – ADOPTION OF SECOND AMENDED AND RESTATED AGREEMENT AND

DECLARATION OF TRUST OF THE TRUST

As described in the following proposal, the Board also recommends that the shareholders of the Funds approve the amendment and restatement of the Amended and Restated Declaration of Trust, a form of which is attached hereto as Appendix E (the “Proposed Declaration of Trust”). The Board believes that it is in the best interests of shareholders to modernize the existing Amended and Restated Declaration of Trust (the Funds’ existing Amended and Restated Declaration of Trust, as amended through the date hereof, the “Existing Declaration of Trust”), as well as the declarations of trust for the other funds in the Managers Fund Complex. The proposed changes are intended to make the administration of the Funds and the other funds in the Managers Fund Complex more efficient and cost-effective on a going forward basis, and provide more flexibility for the operations of the Funds and the other funds in the Managers Fund Complex, while continuing to require the Funds, the other funds in the Managers Fund Complex, the Manager and the Trustees to operate in accordance with all applicable laws and fiduciary standards. Approval is also therefore being sought from shareholders of the other funds in the Managers Fund Complex to update their respective declarations of trust in a similar manner for consistency across the Managers Fund Complex. Adoption of the Proposed Declaration of Trust will not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders, nor will your Fund’s current investments and investment objectives and policies necessarily change by virtue of the adoption of the Proposed Declaration of Trust.

The Proposed Declaration of Trust makes a number of changes to the Existing Declaration of Trust, the most significant of which are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Existing Declaration of Trust and Proposed Declaration of Trust. The following summary is qualified in its entirety by reference to the Proposed Declaration of Trust and the Existing Declaration of Trust. The Existing Declaration of Trust (excluding amendments that only add or delete funds or classes or change fund names) is attached hereto as Appendix F.

If Proposal 3 is approved by the shareholders of the Funds and the Trust, the Board will adopt new By-Laws for the Trust that make necessary and appropriate changes to the existing By-Laws of the Trust based on the Proposed Declaration of Trust and other modernizing changes. No shareholder approval is required for adoption of the proposed new By-Laws. In addition, if Proposal 3 is approved by the shareholders of the Funds and the Trust, the Proposed Declaration of Trust will become effective when a majority of the Trustees have signed the Proposed Declaration of Trust. Proposal 3 is contingent upon the approval of the shareholders of each Fund and the Trust as a whole. Therefore, if the shareholders of any Fund or the Trust as a whole do not approve the Proposed Declaration of Trust, the Existing Declaration of Trust will remain in effect for each Fund and the Trust as a whole, and the Board will determine whether to effectuate those amendments that do not require shareholder approval.

Significant Changes

Shareholder Rights

1. Quorum and Required Vote. The Proposed Declaration of Trust would lower the threshold requirement for establishing a quorum for the transaction of business at a meeting of shareholders. Currently, under the Trust’s By-Laws, which may be changed by the Trustees at any time and from time to time, the holders of a majority of outstanding shares of the Trust or a series of the Trust or a class thereof present in person or by proxy shall constitute a quorum at any meeting of the shareholders of the Trust or a series of the Trust or a class thereof. Under the Proposed Declaration of Trust (and for consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex), except when a larger quorum is required by law, by the By-Laws or by the Proposed Declaration of Trust, 30% of the shares of the Trust, a series or a class, as applicable, entitled to vote would constitute a quorum for the transaction of business at a shareholders’ meeting. The Proposed Declaration of Trust would also standardize the vote required to decide a matter. Unless otherwise required by applicable law, the Proposed Declaration of Trust or the By-Laws or by the Trustees, a majority of the shares voted would decide any questions and a plurality would elect a Trustee.

2. Shareholder Voting Powers. The Proposed Declaration of Trust would modify certain shareholder voting rights. Shareholders would retain their right under the Existing Declaration of Trust to terminate the Trust, or any series or class thereof, by vote of shareholders holding at least 66 2/3% of the shares outstanding and entitled to vote, but the Proposed Declaration of Trust would provide the Trustees with enhanced flexibility to terminate the Trust, or any series or class thereof, without a shareholder vote, and upon written notice to the affected shareholders. As described under (10) below, under the Existing Declaration of Trust, if the Trustees terminate the Trust or any series or class of the Trust, the Trustees must provide written notice to shareholders, stating certain specified determinations. Under the Proposed Declaration of Trust, the Trustees would be permitted to terminate the Trust as a whole, or a series or class thereof, without making a specifically prescribed determination. The Proposed Declaration of Trust would also expand the authority of the Trustees to amend the declaration of trust without shareholder approval in certain situations, as described under (3) below. In addition, shareholders would have a more limited right to approve certain mergers, consolidations or sales of assets, as described under (4) below. The Proposed Declaration of Trust would align shareholders’ power to vote with respect to a management contract more closely with the requirements of applicable law, as described under (6) below. Finally, as described under (5) below, the Trustees would have the authority, under the Proposed Declaration of Trust, to organize or assist in organizing a corporation or other organization to take over certain property of the Trust or a series or carry on any business in which the Trust directly or indirectly has any interest, and to sell, convey and transfer such property to such organization (among other actions), without shareholder approval, except to the extent required by applicable law. Notwithstanding the foregoing, shareholders would be granted the right to vote with respect to the organization by the Board of a corporation or any other trust, partnership, association or other organization, in each case, under the laws of any jurisdiction other than the Commonwealth of Massachusetts (since the Trust is a Massachusetts business trust), to take over all of the Trust property, and the sale, conveyance and transfer of all of the Trust property to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise.

Under the Existing Declaration of Trust, on any matter submitted to a vote of shareholders, all shares are voted by individual series except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class thereof, then only the shareholders of such series or class thereof are entitled to vote thereon. The Existing Declaration of Trust also provides that, on each matter submitted to a vote of shareholders, all shares of all series and classes will vote as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of any series or class is required by the 1940 Act or is required by attributes applicable to any class, such requirements as to a separate vote by that series or class will apply; (b) to the extent that a matter referred to in (a) above, affects more than one class or series and the interests of each such class or series in the matter are identical, then, subject to (c) below, the shares of all such affected classes or series will vote as a single class; (c) as to any matter which does not affect the interests of a particular series or class, only the holders of shares of the one or more affected series or classes will be entitled to vote; and (d) the provisions of the following sentence will apply. On any matter that pertains to a Rule 12b-l distribution plan that is submitted to a vote of shareholders, shareholders of a class of a series will have exclusive voting rights with respect to the Rule 12b-1 distribution plan applicable to their respective classes of shares. To the extent that such matter does not affect shares of a particular class of such series, said shares will not be entitled to vote (except where otherwise required by law or permitted by the Board acting in its sole discretion) even though the matter is submitted to a vote of the shareholders of any other class or series.

Under the Proposed Declaration of Trust (and for consistency generally with the proposed declarations of trust for the other funds in the Managers Fund Complex), on any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote, except as otherwise provided in the By-Laws, would be voted in the aggregate as a single class without regard to series or classes of shares, except that (i) when required by the 1940 Act and the rules thereunder or when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, shares would be voted by individual series or class and (ii) when the matter affects only the interests of one or more series or classes, only shareholders of such series or classes would be entitled to vote thereon. In addition, because shareholders are not being asked to take a class-level vote with respect to any of the proposals discussed in this Joint Proxy Statement, as is the case under the Existing Declaration of Trust, on any matter that pertains to a Rule 12b-l distribution plan that is submitted to a vote of shareholders, shareholders of a class of a series would have exclusive voting rights with respect to the Rule 12b-1 distribution plan applicable to their respective classes of shares. To the extent that such matter does not affect shares of a particular class of such series, said shares would not be entitled to vote (except where otherwise required by law or permitted by the Board acting in its sole discretion) even though the matter is submitted to a vote of the shareholders of any other class or series.

3. Declaration of Trust Amendment Procedure. Under the Proposed Declaration of Trust, the Trustees would generally have the authority to amend the declaration of trust without shareholder approval except when such amendment would materially adversely affect shareholders’ right to vote granted in Article V, Section 1 of the Proposed Declaration of Trust, and any amendment that is required by law to be approved by shareholders and subject to the further limitations set forth below. The proposed changes would expand, to a certain extent, the Trustees’ current authority to amend the declaration of trust without obtaining a shareholder vote. The proposed changes are designed to give the Trustees more authority to react quickly to future contingencies, changes to applicable law or other changes, and to take action without causing the Trust to incur the time and expense of soliciting shareholder approval, but subject to the limitations on the Trustees’ authority described elsewhere in this proposal. These situations could arise as a result of regulatory changes or changes in markets or mutual fund structures generally. In addition, the proposed changes are intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex. Notwithstanding the foregoing, the Proposed Declaration of Trust would not allow any amendment that impairs the exemption from personal liability of shareholders, permits assessments upon shareholders or limits rights to indemnification for acts or omissions of persons entitled to indemnification under the Proposed Declaration of Trust prior to such amendment.

Where a shareholder vote would be required to approve an amendment of the Proposed Declaration of Trust (and for consistency generally with the proposed declarations of trust for the other funds in the Managers Fund Complex), approval would require the affirmative vote of the holders of at least a majority of the shares outstanding and entitled to vote on the matter, except that an amendment which in the determination of the Trustees would affect the holders of one or more series or classes of shares but not the holders of all outstanding series or classes would require the vote of such series or classes affected and no vote of shareholders of a series or class not affected would be required, and subject to the further exception set forth below. In the Existing Declaration of Trust, where shareholder approval is required to approve an amendment, approval requires a vote of a majority of the shares outstanding and entitled to vote, except that, for certain types of amendments, a vote of two-thirds of the shares outstanding and entitled to vote of the Trust as a whole, or of any series or class of a series is required. Because shareholders are not being asked to take a class-level vote with respect to any of the proposals discussed in this Joint Proxy Statement, the Proposed Declaration of Trust would retain the provision in the Existing Declaration of Trust providing that an amendment that would change any rights with respect to any class by reducing the amount payable upon liquidation of the class or by diminishing or eliminating any voting rights pertaining to such class requires approval by two-thirds of the class outstanding and entitled to vote.

4. Merger, Consolidation and Sale of Assets. The Proposed Declaration of Trust would allow the Trustees to authorize a merger, consolidation or sale of assets (including, but not limited to, mergers, consolidations or sales of assets between two series of the Trust and mergers, consolidations and sales of assets between a series of the Trust and a series of any other registered investment company) without shareholder approval, subject to any shareholder voting requirements of the 1940 Act and the rules adopted thereunder. Under the Existing Declaration of Trust, a merger, consolidation or sale of assets generally requires shareholder approval, except that a series of the Trust may be merged or consolidated with or into, and may transfer substantially all of its assets and liabilities to, another series of any other registered investment company upon the approval of a majority of the Trustees without shareholder approval if certain conditions are met. The proposed change would expand, to a certain extent, the authority of the Trustees to authorize a merger, consolidation or sale of assets without shareholder approval, which would provide the Trustees added flexibility to make decisions that they believe are in shareholders’ best interests, without causing the Trust to incur the time and expense of soliciting shareholder approval unless the law otherwise requires it. In addition, the proposed changes are intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex.

Any exercise of the Trustees’ increased authority under the Proposed Declaration of Trust would be subject to applicable requirements of the 1940 Act and the rules thereunder and applicable Massachusetts law. For example, Rule 17a-8 under the 1940 Act requires reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. Because of this requirement, some transactions will continue to require shareholder approval.

Also, the Proposed Declaration of Trust would clarify the Trustees’ authority, without shareholder approval, to combine the shares of two or more classes of any series into a single class, as separately described under (9) below.

5. Incorporation. The Existing Declaration of Trust explicitly provides that the Trustees shall have the authority to organize or assist in organizing a corporation or other organization to take over all of the property of the Trust or a series or carry on any business in which the Trust directly or indirectly has any interest, and to sell, convey and transfer such property to such organization (among other actions) with the approval of a majority of the shares of the Trust or series outstanding and entitled to vote. Under the Proposed Declaration of Trust, the Trust or any series may merge or consolidate with, or transfer all or a substantial portion of its assets to, another trust, series or organization. Any such consolidation, merger or transfer may be authorized by the Trustees without the approval of shareholders of the Trust or the relevant series unless otherwise required by applicable law. In accordance with this provision and the Trustees’ authority to exercise all powers necessary or appropriate to carry out their responsibility to manage the business of the Trust, the Trustees would have the authority to organize or assist in organizing a corporation or other organization to take over all of the property of the Trust or a series or carry on any business in which the Trust directly or indirectly has any interest, and to sell, convey and transfer such property to such organization (among other actions), without shareholder approval, except to the extent required by applicable law, which does require shareholder approval in certain instances. Notwithstanding the foregoing, under the Proposed Declaration of Trust, the Trustees would not organize a corporation or any other trust, partnership, association or other organization, in each case, under the laws of any jurisdiction other than the Commonwealth of Massachusetts, to take over all of the Trust property, or sell, convey or transfer all of the Trust property to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise without shareholder approval.

6. Advisory or Management Contracts. Under the Existing Declaration of Trust, for series of the Trust created after December 5, 2003, management contracts are subject to shareholder vote only to the extent required under the 1940 Act. The Duration Funds commenced operations prior to December 5, 2003 and all management contracts of such Funds are subject to shareholder approval. Under the Proposed Declaration of Trust (and for consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex), management contracts with respect to all series of the Trust are subject to shareholder vote only to the extent required under applicable law, as modified by any applicable exemptive order or other relief. The requirements of the 1940 Act, as modified by the rules thereunder, requiring shareholder voting for certain contracts and other items would continue to apply to all series of the Trust under the Proposed Declaration of Trust, subject to any applicable exemptive order or other relief, and the Proposed Declaration of Trust would provide that shareholders shall have power to vote for Trust matters as may be required by law, as modified by any applicable exemptive order or other relief. The Proposed Declaration of Trust would give the Trustees the necessary authority and flexibility to react quickly to future contingencies, and to take action without causing the Trust to incur the time and expense of soliciting shareholder approval unless required by applicable law.

Please note that the Trust has obtained from the SEC an exemptive order which permits the Manager, subject to certain conditions and oversight by the Board, to enter into subadvisory agreements with unaffiliated subadvisors approved by the Board but without the requirement of shareholder approval. Affiliated subadvisors selected by the Manager are subject to shareholder approval.

Trustee Rights and Powers

7. Trustees’ Manner of Acting. The Proposed Declaration of Trust would provide the Trustees added flexibility to take action by written consent by allowing the Trustees to act by written consent or consents submitted electronically of a majority of the Trustees, rather than of the entire number of Trustees, which is what is required under the Existing Declaration of Trust. The proposed change is intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex.

8. Custodial Arrangements. The Existing Declaration of Trust imposes qualifications on any custodian hired by the Trust that are in excess of what is required by the 1940 Act. The Proposed Declaration of Trust would give the Trustees added flexibility when considering the employment of a custodian for the Trust and to make decisions that they believe are in shareholders’ best interests, subject to the requirements of applicable law. The proposed change is intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex.

9. Authority to Combine Classes. Consistent with the proposed declarations of trust for the other funds in the Managers Fund Complex, the Proposed Declaration of Trust would clarify the Trustees’ authority to combine one or more classes of a series of the Trust into a single class within such series, without shareholder approval unless otherwise required by applicable law. The Trustees’ exercise of this authority under the Proposed Declaration of Trust would be subject to any applicable provisions of the 1940 Act and the rules adopted thereunder. The clarification is designed to explicitly confirm that the Trustees have the flexibility when considering an intra-fund share class combination to make decisions that they believe are in shareholders’ best interests, without causing the Trust to incur the time and expense of soliciting shareholder approval. The Existing Declaration of Trust does not contain a similar provision, although nothing herein is intended to suggest that a different result was intended by the Existing Declaration of Trust.

In addition, the Proposed Declaration of Trust would expand, to a certain extent, the Trustees’ authority to authorize a merger, consolidation or sale of assets (including, but not limited to, mergers, consolidations or sales of assets between two series of the Trust and mergers, consolidations and sales of assets between a series of the Trust and a series of any other registered investment company) without shareholder approval, subject to any shareholder voting requirements of the 1940 Act and the rules adopted thereunder, as separately described under (4) above.

10. Termination of Trust, Series or Classes. Shareholders would retain their right under the Existing Declaration of Trust to terminate the Trust, or any series or class thereof, by vote of shareholders holding at least 66 2/3% of the shares outstanding and entitled to vote, but the Proposed Declaration of Trust would provide the Trustees with enhanced flexibility to terminate the Trust, or any series or class thereof, without a shareholder vote, and upon written notice to the affected shareholders. Under the Existing Declaration of Trust, if the Trustees terminate the Trust or any series or class of the Trust, the Trustees must provide written notice to shareholders, stating certain specified determinations. Under the Proposed Declaration of Trust, the Trustees would be permitted to terminate the Trust as a whole, or a series or class thereof, without making a specifically prescribed determination. The proposed changes are intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex. Notwithstanding the foregoing, the Trustees’ determination to terminate the Trust, or any series or class thereof, would remain subject to the Trustees’ general fiduciary duties to the Trust and duties of care and all applicable law.

The Proposed Declaration of Trust recognizes that in certain circumstances, the Trustees may determine that it is in the shareholders’ best interests to terminate the Trust, a series of the Trust or a class of the Trust because, for example, the Trust, a series or a class, as applicable, is not large enough to operate on an economical basis, or for various other legitimate business reasons that are consistent with all applicable law. The Proposed Declaration of Trust would provide the Trustees added flexibility when considering actions that they believe are in the shareholders’ best interests. The Trustees would ensure that written notice of any such termination is provided in any such case, and in a manner that is consistent with all applicable law.

Other Significant Changes

11. Number and Removal of Trustees. The Existing Declaration of Trust permits the Trustees to remove a Trustee with cause. Under the Proposed Declaration of Trust, the Trustees would also have the power to remove a Trustee (including a Trustee who had been elected by shareholders) even though such Trustee had not engaged in any conduct that would give rise to “cause” for removal. The Existing Declaration of Trust permits the Trustees to fix the number of Trustees from time to time, but requires that the number be no less than three or more than fifteen. The Proposed Declaration of Trust would permit the Trustees to fix their number from time to time without restricting the number of Trustees. The changes in the Proposed Declaration of Trust are intended to provide the Trustees with added flexibility to fix the number of Trustees and remove a Trustee. The Proposed Declaration of Trust would allow the Trustees to ensure the continuing effective operation of the Board and to facilitate future succession planning considerations for the Board, in a manner designed to continue to serve the best interests of the shareholders. In addition, the proposed changes are intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex.

12. Declaration of Trust Amendment Mechanics. The Existing Declaration of Trust provides that the establishment and designation of any series or class of a series of the Trust shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and that the Trustees may, at any time that there are no shares outstanding of a particular series or class of a series of the Trust, abolish such series or class by an instrument executed by a majority of their number. Under the Proposed Declaration of Trust, to establish and designate new series and classes of shares or terminate a series or class, the Trustees would not be required to amend the Proposed Declaration of Trust and file the amendment with the Secretary of the Commonwealth of Massachusetts. The Proposed Declaration of Trust is intended to ease the administrative burden and costs to the Trust associated with organizing or terminating series or classes. In addition, the proposed changes are intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex.

13. Standard of Care Applicable to the Trustees. While both the Existing Declaration of Trust and Proposed Declaration of Trust provide that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, the Proposed Declaration of Trust would also provide that a Trustee shall not be liable for errors of judgment or mistakes of fact or law. The proposed change is intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex.

The Proposed Declaration of Trust would clarify that one standard of liability applies for all Trustees, including Trustees with special appointments or designations. While the Existing Declaration of Trust does not address the standard of care with respect to Trustees with special skills or designations (such as an audit committee financial expert or the chairman of the Board or any committee of the Board), nothing herein is intended to suggest that a different result was intended by the Existing Declaration of Trust. The proposed change is intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex.

In the SEC’s 2003 adopting release for disclosure requirements related to the “audit committee financial expert” designation, the SEC stated that “[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision.” Although this is persuasive guidance, the standard of care imposed on Trustees is a matter governed by Massachusetts law rather than by federal law or regulations. Similarly, a Trustee designated as chairman of the Board or any committee should not be held to a stricter standard of liability. The proposed change would make clear that one standard of liability applies for all Trustees.

14. Indemnification. The Proposed Declaration of Trust would modify certain indemnification provisions. While both the Existing Declaration of Trust and the Proposed Declaration of Trust contemplate prepayment by the Trust of certain expenses of a covered person if certain conditions are met, the Existing Declaration of Trust provides that such prepayment is permissive, whereas the Proposed Declaration of Trust would provide that such prepayment is mandatory. Further, the Proposed Declaration of Trust would make changes to the procedures and approvals related to making certain determinations in connection with indemnification where a matter is disposed of without an adjudication in a decision on the merits.

The Proposed Declaration of Trust would also modify the indemnification provision contained in the Existing Declaration of Trust by adding a provision that creates a rebuttable presumption in favor of a covered person in (i) determining whether there is reason to believe the covered person ultimately will be entitled to indemnification and hence may receive advancements of expenses in connection with indemnification and (ii) in making certain determinations in connection with indemnification where a matter is disposed of without an adjudication in a decision on the merits. The Proposed Declaration of Trust would provide that, in making these determinations, the disinterested Trustees or independent legal counsel, the persons making determinations with regards to advance payments and compromise payments, will afford the covered person a rebuttable presumption that he has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The proposed changes are intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex.

Other Changes

The proposed changes described below are generally intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex.

•

The Existing Declaration of Trust provides that a Trustee may delegate his powers to any other Trustee for a period not to exceed 6 months, provided that in no case shall less than two Trustees personally exercise the powers granted to the Trustees under the Existing Declaration of Trust. The Proposed Declaration of Trust would not include this limitation on the delegation of Trustee powers.

•

The Existing Declaration of Trust includes specific provisions on the effect of the suspension of the right of redemption, the effect of the suspension of determination of net asset value and the ability of shareholders to revoke a redemption request. The Proposed Declaration of Trust would contain a broad discussion of redemption of shares, without discussing these specific issues relating to suspensions of the right of redemption. Under the Proposed Declaration of Trust, redemptions, including suspensions of the right to redeem, would remain subject to the requirements of the 1940 Act and the rules adopted thereunder. The 1940 Act generally provides that a registered investment company may not suspend the right of redemption except in certain prescribed instances, such as periods during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or restricted, periods during which certain emergencies exist, or other periods as the SEC may permit.

•

The Proposed Declaration of Trust would give the Trustees more discretion with respect to the determination of net asset value than the Existing Declaration of Trust. While the Existing Declaration of Trust explains with specificity the determination of net asset value, the Proposed Declaration of Trust states that net asset value will be determined in accordance with the 1940 Act and the rules adopted thereunder and any related procedures adopted by the Trustees from time to time.

•

The Existing Declaration of Trust contains certain other provisions that would not appear in the Proposed Declaration of Trust. For example, the Trustees’ ability to engage in principal transactions, to engage in and take actions related to any litigation relating to the Trust, including litigation brought against the Trust by any person, including a shareholder, and to enter into one or more administration agreements with respect to the Trust or a particular series or class of a series is not explicitly discussed in the Proposed Declaration of Trust. However, nothing herein is intended to suggest that the Trustees may not exercise these powers under the Proposed Declaration of Trust. Under the Proposed Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility.

•

Currently, under the By-Laws of the Trust, notice of all meetings of the shareholders, stating the time, place and purposes of the meeting, must be given by the Trustees by mail to each shareholder at his address as recorded on the register of the Trust mailed at least 10 days and not more than 60 days before the meeting. The Trust’s By-Laws may be changed by the Trustees at any time and from time to time. The Proposed Declaration of Trust would give the Trustees added flexibility in providing notice to shareholders. The Proposed Declaration of Trust provides that shareholders shall receive at least 7 days’ notice of a shareholder meeting and permits the Trustees to provide notice electronically.

•

The Proposed Declaration of Trust would conform the ability of shareholders to cause the Trust to call a shareholder meeting to the rights provided by applicable law instead of specifically prescribing such rights to call a meeting in the declaration, as is the case under the Existing Declaration of Trust. For example, the 1940 Act generally requires the trustees of a trust to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee when requested in writing so to do by the record holders of not less than 10% of the outstanding shares. In addition, the 1940 Act requires trustees of a trust to furnish certain information to facilitate shareholder communications relating to a request to call a meeting for purposes of removing a trustee upon application in writing from 10 or more shareholders of record who have been such for at least 6 months preceding the application and who hold in the aggregate at least $25,000 worth of shares or 1% of the outstanding shares, whichever is less.

•	The Proposed Declaration of Trust would expand the discretion of the Trustees with respect to insurance matters.

•	Although the plenary authority of the Trustees would continue under the Proposed Declaration of Trust, the enumeration of Trustee powers would be clarified.

•

In addition to the changes to the share class structure referenced above, the Proposed Declaration of Trust would make certain other changes to the share class structure that modernize the governance of and facilitate the administration of the Trust’s series and class structure.

Board recommendation on Proposal 3

The Trustees unanimously recommend that shareholders

of each Fund and the Trust as a whole vote “FOR” Proposal 3

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Investment Adviser and Investment Subadvisors

Managers Investment Group LLC, a subsidiary of AMG, serves as investment manager of the Funds and is responsible for the Funds’ overall administration. The principal business address of the Manager is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The following table provides the name and principal business address of each of the Funds’ subadvisors (each, a “Subadvisor”):

Fund	Subadvisor	Principal Business Address
Managers AMG Chicago Equity Partners Balanced Fund	Chicago Equity Partners, LLC	180 North LaSalle Street, Suite 3800 Chicago, Illinois 60601

Managers AMG GW&K Fixed Income Fund	Gannett Welsh & Kotler, LLC	222 Berkeley Street, 15th Floor Boston, Massachusetts 02116

Managers High Yield Fund	JPMorgan Investment Management, Inc.	270 Park Avenue New York, New York 10017

Managers Intermediate Duration Government Fund	Smith Breeden Associates, Inc.	280 South Mangum Street, Suite 301 Durham, North Carolina 27701

Managers Short Duration Government Fund	Smith Breeden Associates, Inc.	280 South Mangum Street, Suite 301 Durham, North Carolina 27701

Principal Underwriter

Managers Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Manager, serves as the Funds’ distributor. The principal business address of the Distributor is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Independent Registered Public Accounting Firm

In connection with the proposed election of the Trustees under Proposal 1, as set forth above, the following information is required to be presented.

PricewaterhouseCoopers LLP (“PwC”), located at 125 High Street, Boston, Massachusetts 02110, serves as the Funds’ independent registered public accounting firm. The Funds know of no direct or indirect financial interest of PwC in any of the Funds. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

The information below is provided for the fiscal years ended December 31, 2012 and December 31, 2011.

Audit Fees

The aggregate fees billed by PwC to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund	Fiscal 2012	Fiscal 2011
Managers AMG GW&K Fixed Income Fund	$29,603	$29,885
Managers AMG Chicago Equity Partners Balanced Fund	$23,583	$20,530
Managers High Yield Fund	$17,747	$24,403
Managers Short Duration Government Fund	$28,037	$35,185
Managers Intermediate Duration Government Fund	$27,468	$30,348

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund	Fiscal 2012	Fiscal 2011
Managers AMG GW&K Fixed Income Fund	$7,000	$7,340
Managers AMG Chicago Equity Partners Balanced Fund	$9,000	$7,340
Managers High Yield Fund	$9,500	$7,340
Managers Short Duration Government Fund	$9,000	$8,620
Managers Intermediate Duration Government Fund	$9,000	$8,620

For the Funds’ two most recent fiscal years, there were no Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The

Chairman of the Audit Committee is authorized on behalf of the Board and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate fees for all such services provided constitutes no more than five percent of the total amount of fees paid by the Trust to its principal accountant during the fiscal year in which services are provided, 2) such services were not recognized by the Trust at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the Audit Committee of the Trust and approved prior to the completion of the audit.

No services included under Audit-Related Fees, Tax Fees or All Other Fees above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Less than 50% of the hours expended on PwC’s engagement to audit the Funds’ financial statements for the most recent fiscal year were attributed to work performed by persons other than PwC’s full-time, permanent employees.

The aggregate fees billed by PwC in 2012 and 2011 for non-audit services rendered to the Funds and Fund Service Providers were $109,500 and $103,260, respectively. For the fiscal year ended December 31, 2012, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2011, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $64,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

The Trust’s Audit Committee has considered whether the provision of non-audit services by PwC to the Manager, and any entity controlling, controlled by, or under common control with the Manager that provided ongoing services to the Funds that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Funds) was compatible with maintaining PwC’s independence.

Other Information

Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

Voting Information

Proxy Solicitation. Representatives of the Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Funds.

D. F. King & Co., Inc. (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $44,181, plus expenses, for the Trust, and $1,490,000, plus expenses, for the Managers Fund Complex. As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on the proposals. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or internet, the shareholder may vote at the Meeting in person.

If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at 1-800-791-3320. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the internet, is revocable until voted at the Meeting.

Shareholder Voting. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of any Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting.

A quorum must be present at the Meeting for the transaction of business. Depending on the particular proposal or sub-proposal being considered, the holders of a majority of the outstanding shares of a Fund or the Trust, as applicable, entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to such proposal or sub-proposal. Abstentions and broker non-votes do not represent votes cast for any proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are, with respect to a proposal, shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and as to which the broker or nominee does not have discretionary voting power, but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on such proposal. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve Proposal 2, and the affirmative vote of two-thirds of the shares of the Trust outstanding and entitled to vote and the affirmative vote of two-thirds of the shares of each Fund outstanding and entitled to vote are required to approve Proposal 3, abstentions and broker non-votes will have the effect of a vote against those proposals. Abstentions and broker non-votes will have no effect on Proposal 1.

If a quorum is not present at the Meeting with respect to a proposal or sub-proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or sub-proposal to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of outstanding shares entitled to vote on such proposal or sub-proposal present at the Meeting or represented by proxy. A shareholder vote may be taken for a proposal or sub-proposal prior to any adjournment if a quorum is present with respect to such proposal or sub-proposal and sufficient votes have been received for approval of such proposal or sub-proposal. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” a proposal in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” a proposal against such an adjournment.

Information regarding the number of issued and outstanding shares of each class of each Fund as of the Record Date is provided in Appendix A, representing the same number of votes for each of the Funds. The persons who are known to have owned beneficially or of record 5% or more of any Fund’s outstanding shares as of [ ] are listed in Appendix B.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to any proposal or sub-proposal on which you are entitled to vote, your shares will be voted in accordance with management’s recommendation with respect to each such proposal or sub-proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Under the Amended and Restated By-Laws of the Trust, when any share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such share.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. With respect to Proposal 1, Trustees are elected by the affirmative vote of a plurality of shares voting at the Meeting, either in person or by proxy with respect to such proposal. This means that the Nominees who receive the largest number of votes will be elected as Trustees. In the election of Trustees, votes may be cast in favor of a Nominee or withheld. Proposal 1 will be voted on by all shareholders of the Trust.

With respect to Proposal 2, each Fund will vote separately on a Fund-by-Fund, sub-proposal-by-sub-proposal basis. With respect to a particular Fund, each sub-proposal must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal (or sub-proposal) present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal (or sub-proposal).

With respect to Proposal 3, the amendment and restatement of the Existing Declaration of Trust, the proposal must receive the affirmative vote of two-thirds of the shares of the Trust outstanding and entitled to vote, and the affirmative vote of two-thirds of the shares of each Fund outstanding and entitled to vote. Shareholders will vote on Proposal 3 on both a Fund-by-Fund and Trust-level basis.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Funds. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

To ensure the presence of a quorum at the combined special meeting, prompt voting is requested. A self-addressed, postage-paid envelope is enclosed for your convenience if you wish to vote by mail, along with instructions on how to vote over the Internet or by telephone should you prefer to vote by one of those methods.

By Order of the Board of Trustees,

/s/ Lewis Collins
Lewis Collins
Secretary

APPENDIX A

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

Fund	Class C Shares	Investor Class Shares	Service Class Shares	Institutional Class Shares	Total
Managers AMG Chicago Equity Partners Balanced Fund	N/A	[ ]	[ ]	[ ]	[ ]
Managers AMG GW&K Fixed Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]
Managers High Yield Fund	N/A	[ ]	N/A	[ ]	[ ]
Managers Intermediate Duration Government Fund	N/A	N/A	N/A	N/A	[ ]
Managers Short Duration Government Fund	N/A	N/A	N/A	N/A	[ ]

A-1

APPENDIX B

RECORD OR BENEFICIAL OWNERSHIP

As of [ ], the following persons or entities owned beneficially or of record 5% or more* of each class of each Fund’s outstanding securities:

Managers AMG Chicago Equity Partners Balanced Fund

Name and Address	Number of Shares	Percentage
Investor Class
[ ]	[ ]	[ ]
Service Class
[ ]	[ ]	[ ]
Institutional Class
[ ]	[ ]	[ ]

Managers AMG GW&K Fixed Income Fund

Name and Address	Number of Shares	Percentage
Class C
[ ]	[ ]	[ ]
Investor Class
[ ]	[ ]	[ ]
Service Class
[ ]	[ ]	[ ]
Institutional Class
[ ]	[ ]	[ ]

Managers High Yield Fund

Name and Address	Number of Shares	Percentage
Investor Class
[ ]	[ ]	[ ]
Institutional Class
[ ]	[ ]	[ ]

Managers Intermediate Duration Government Fund

Name and Address	Number of Shares	Percentage
[ ]	[ ]	[ ]

Managers Short Duration Government Fund

Name and Address	Number of Shares	Percentage
[ ]	[ ]	[ ]

B-1

*	A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee or Nominee has purchased or sold securities of the Manager or any of its parents or subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Manager or any of its respective parents or subsidiaries.

[As of [ ], the Trustees and officers as a group owned, of record and beneficially (unless otherwise indicated), less than 1% of the outstanding shares of each class of the Funds.]

[As of [ ], each of the Trustees, Nominees and named executive officers owned, of record and beneficially (unless otherwise indicated), less than 1% of the outstanding shares of each class of the Funds, except as set forth below.]

Name	Fund		Share Class		Amount of Shares Owned		Percentage of Share Class
[ ]	[	]	[	]	[	]	[	]

B-2

APPENDIX C

GOVERNANCE COMMITTEE CHARTER

THE MANAGERS FUNDS, MANAGERS TRUST I, MANAGERS TRUST II

AND MANAGERS AMG FUNDS

GOVERNANCE COMMITTEE CHARTER

1.	Membership, Composition and Governance.

Each of the Boards of Trustees (each, a “Board”) of the Managers Funds Family of Funds (each, a “Fund” and collectively, the “Funds”) has established a Governance Committee of the Board (each, a “Governance Committee”). The Governance Committee shall consist of all Trustees (each, a “Trustee” and collectively, the “Trustees”) of the Board who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) of any Fund or of the adviser or sub-adviser of any Fund (each, an “Independent Trustee” and collectively, the “Independent Trustees”). Unless otherwise determined by the Board, the Governance Committee shall elect one member thereof to serve as the Chairperson of the Committee.

2.	Meetings.

Meetings of the Governance Committee shall be held at such times and at such places as determined from time to time by the Board, the Governance Committee or the Chairperson of the Committee, but not less frequently than annually. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting of the Governance Committee. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

3.	Powers and Duties.

The Governance Committee shall have the following powers and duties:

a.	To consider and adopt procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Funds that wish to recommend such candidates for consideration by the Governance Committee, which procedures are set forth as Appendix A attached hereto, as the same may be amended from time to time.

b.	To recommend to the Board from time to time individuals to be appointed or nominated for election as Independent Trustees.

c.	To recommend to the Board from time to time an Independent Trustee to be appointed as Chairperson of the Board, with such powers and duties as are set forth on Appendix B attached hereto, as the same may be amended from time to time.

d.	To conduct self-evaluations of the performance of the Independent Trustees at least annually and, in connection therewith, review the performance of the Board and, taking into consideration appropriate input from management, make recommendations to the Board for any appropriate actions to enhance such performance.

e.	To review periodically the compensation of the Trustees and to make recommendations to the Board regarding any appropriate changes to such compensation.

f.	To review periodically the Board’s membership, structure and operation and to make recommendations to the Board with respect to the development and maintenance thereof.

g.	To review and make recommendations to the Board with respect to the duties, composition and frequency of meetings of the various committees of the Board and the chairpersons of such committees, including the Chairperson of the Governance Committee.

h.	To consider, evaluate and make recommendations to the Board with respect to the approval and/or continuation of advisory, sub-advisory, distribution and other agreements with service providers that are affiliated persons of the Funds’ investment adviser.

i.	To consider, evaluate and make recommendations to the Board with respect to the approval and/or continuation of Rule 12b-1 plans of distribution, shareholder servicing plans, agreements relating thereto, and related matters.

j.	To review the adequacy of this charter and to evaluate the Governance Committee’s performance of its duties and responsibilities hereunder, and to make recommendations to the Board for any appropriate changes or other actions with respect thereto.

k.	To consider and evaluate any other matter appropriate for review by the Independent Trustees that is not otherwise the responsibility of the Audit Committee of the Board.

l.	To act on such other matters as may be delegated to the Governance Committee by the Board from time to time.

Adopted: December 3, 2004

APPENDIX A

PROCEDURES WITH RESPECT TO INDEPENDENT TRUSTEE

NOMINEES TO THE BOARD

1.	Identification of Candidates.

When a vacancy on the Board exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures.

2.	Shareholder Candidates.

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains sufficient background information concerning the candidate and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund.

3.	Evaluation of Candidates.

In evaluating a candidate for a position on the Board, including any candidate recommended by shareholders of a Fund, the Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

APPENDIX B

CHAIRPERSON OF THE BOARD

1.	Powers and Duties of the Chairperson.

The Chairperson of the Board shall have the following duties and powers:

a.	To preside at meetings of the Board and exercise primary responsibility for the agenda of such meetings, the topics discussed, the amount of time spent on each topic and the order in which topics are addressed.

b.	To serve as a member of each committee of the Board.

c.	To call meetings of the Board and of any committee thereof on such occasions and under such circumstances as the Chairperson of the Board may deem necessary or desirable.

d.	To serve as a principal liaison with management and counsel to the Funds with respect to matters involving the Board.

e.	To have the power and authority to preside from time to time at meetings of the shareholders of the Funds, and to delegate such power and authority to other Trustees or officers of the Funds, in each case on such occasions and under such circumstances as may be deemed necessary or desirable by the Chairperson of the Board; provided, however, that in the event that the Chairperson of the Board does not preside at a meeting of shareholders or delegate such power and authority to another Trustee or officer of the Funds, the President of the Funds (or a person designated thereby) shall preside at such meeting.

f.	To serve as a primary point of contact for shareholders and other persons wishing to communicate with the Independent Trustees or the Board.

g.	To have and exercise such duties and powers as are typically vested in a “lead” independent trustee of a mutual fund.

h.	To have, exercise and perform such additional duties and powers with respect to the Funds as from to time may be delegated to the Chairperson of the Board by the Board.

2.	Resources and Authority of the Chairperson.

The Chairperson of the Board shall have the resources and authority appropriate to discharge the responsibilities of the office, including the authority to engage, at the expense of the Funds, such advisors, agents, clerks, employees and counsel as may be deemed necessary or desirable by the Governance Committee or the Chairperson. The Chairperson of the Board, in consultation with the Governance Committee, may determine the appropriate levels of funding for payment of compensation to such persons. In fulfilling his or her responsibilities hereunder, the Chairperson of the Board shall have direct access to such officers and employees of the Funds, The Managers Funds LLC and any of its affiliated companies and the Funds’ other service providers as he or she deems necessary or desirable.

3.	Ongoing Review by Committee.

In establishing the office of the Chairperson of the Board, the Governance Committee has sought to implement, in a timely manner, certain governance practices set forth in final rules of the Securities and Exchange Commission, in respect of which compliance is required on or before January 16, 2006. The Governance Committee will continue to monitor the effectiveness of the office of the Chairperson of the Board, and will make, on an ongoing basis, such further changes to the duties, powers and prerogatives of such office as it may determine are appropriate to enhance its effectiveness.

APPENDIX D

PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS

If Proposal 2 is adopted in full by the shareholders of each Fund, the result will be that the Funds will be subject to the fundamental investment restrictions listed below.

Fundamental Investment Restrictions of the Managers AMG Chicago Equity Partners Balanced Fund, the Managers AMG GW&K Fixed Income Fund, the Managers High Yield Fund, the Managers Intermediate Duration Government Fund and the Managers Short Duration Government Fund

Each Fund:

(1) May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(2) May lend and borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(3) May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(4) May purchase and sell commodities and real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(5) May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

(6) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

D-1

APPENDIX E

SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

MANAGERS TRUST II

SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

THIS SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made this [    ] day of [            ], 2013 by the Trustees hereunder and by the holders of shares of beneficial interest issued hereunder and to be issued hereunder as hereinafter provided, amending and restating the Amended and Restated Declaration of Trust dated March 19, 1992 (the “Original Declaration of Trust”):

WITNESSETH that

WHEREAS, this Trust has been formed to carry on the business of an investment company; and

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

NOW, THEREFORE, the Trustees hereby amend and restate the Original Declaration of Trust to read in its entirety as follows and do hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

ARTICLE I

Name and Definitions

Name

Section 1. This Trust shall be known as “Managers Trust II”, and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Definitions

Section 2. Whenever used herein, unless otherwise required by the context or specifically provided:

(a) “Trust” refers to the Massachusetts business trust established by this Second Amended and Restated Agreement and Declaration of Trust, as amended from time to time;

(b) “Trustees” refers to the Trustees of the Trust named herein or elected in accordance with Article IV hereof;

(c) “Shares” means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one Series or Class of Shares is authorized by the Trustees, the equal proportionate transferable units into which each Series or Class of Shares shall be divided from time to time;

(d) “Shareholder” means a record owner of Shares;

(e) “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time;

(f) The terms “Commission”, “Interested Person”, and “principal underwriter” shall have the meanings given them in the 1940 Act, and the term “affiliate” shall have the meaning given to “affiliated person” in the 1940 Act;

(g) “Declaration of Trust” shall mean this Second Amended and Restated Agreement and Declaration of Trust, as amended or restated from time to time;

(h) “By-Laws” shall mean the By-Laws of the Trust, as amended from time to time;

(i) “Series” or “Series of Shares” refers to the one or more separate investment portfolios of the Trust into which the assets and liabilities of the Trust may be divided and the Shares of the Trust representing the beneficial interest of Shareholders in such respective portfolios; and

(j) “Class” or “Class of Shares” refers to the division of Shares representing any Series into two or more Classes as provided in Article III, Section 1 hereof.

(k) “Internal Revenue Code” refers to the Internal Revenue Code of 1986, as amended.

(l) “Person” shall mean and include individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities and governments and agencies and political subdivisions thereof.

ARTICLE II

Purpose of Trust

The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character (which may include shares or interests in other investment funds, whether or not registered under the 1940 Act) and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust.

ARTICLE III

Shares

Division of Beneficial Interest

Section 1. The Shares of the Trust may be issued in one or more Series as the Trustees may, without Shareholder approval, authorize. Each Series shall be preferred over all other Series in respect of the assets specifically allocated to that Series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Trust. The beneficial interest in each Series shall at all times be divided into Shares, without par value, each of which shall, except as provided in the following sentence, represent an equal proportionate interest in the Series with each other Share of the same Series, none having priority or preference over another. The Trustees may, without Shareholder approval, divide the Shares of any Series into two or more Classes, Shares of each such Class having such preferences and special or relative rights and privileges (including conversion and exchange rights, if any) as the Trustees may determine or as shall be set forth in the By-Laws. The number of Shares authorized shall be unlimited, except as the Bylaws may otherwise provide, and the Shares so authorized may be represented in part by fractional shares. The Trustees may from time to time, without Shareholder approval, divide or combine the Shares of any Series or Class into a greater or lesser number without thereby changing the proportionate beneficial interest in the Series or Class. The Trustees also may from time to time, without Shareholder approval, combine the Shares of two or more Classes of any Series into a single Class.

Ownership of Shares

Section 2. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series and Class and as to the number of Shares of each Series and Class held from time to time by each Shareholder.

Investment in the Trust

Section 3. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they or the By-Laws from time to time authorize.

All consideration received by the Trust for the issue or sale of Shares of each Series, together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Series of Shares with respect to which the same were received by the Trust for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Trust and are herein referred to as “assets of” such Series.

No Preemptive Rights

Section 4. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Status of Shares and Limitation of Personal Liability

Section 5. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust or the By-Laws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and the By-Laws and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but such representative shall be entitled only to the rights of said decedent under this Declaration of Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor except as specifically provided in this Declaration of Trust to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

ARTICLE IV

The Trustees

Election, Tenure and Removal

Section 1. The Trustees as of the date hereof shall be [INSERT NAMES OF TRUSTEES]. From time to time, the Trustees may fix the number of Trustees or fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. At any meeting called for the purpose, a Trustee may be removed by vote of the holders of two-thirds of the outstanding Shares. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust or otherwise authorized by the Trustees, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act.

Effect of Death, Resignation, etc. of a Trustee

Section 2. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Powers

Section 3. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may fill vacancies, including vacancies caused by enlargement of their number, and may remove Trustees with or without cause; they may elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may appoint an advisory board, the members of which shall not be Trustees and need not be Shareholders; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Without limiting the foregoing, and in addition to the power and authority granted to the Trustees elsewhere in this Declaration of Trust, the Trustees shall have power and authority:

(a) To invest and reinvest cash, and to hold cash uninvested;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

(c) To cause the Trust to act as a distributor of shares and as underwriter of, or broker or dealer in, securities and other property;

(d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(e) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(f) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depositary or a nominee or nominees or otherwise;

(g) To allocate assets, liabilities, income and expenses of the Trust to a particular Series of Shares or to apportion the same among two or more Series, provided that any liabilities or expenses incurred by a particular Series of Shares shall be payable solely out of the assets of that Series; and, to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes of Shares, to allocate assets, liabilities, income and expenses of a Series to a particular Class of Shares of that Series or to apportion the same among two or more Classes of Shares of that Series;

(h) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(i) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(j) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(k) To organize, and transfer assets of the Trust into and out of, subsidiaries of the Trust or any series thereof;

(l) To enter into joint ventures, general or limited partnerships, limited liability companies and any other combinations or associations;

(m) To borrow funds or other property;

(n) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

(o) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the Trust’s business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring any or all of the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter or independent contractor, including, without limitation, any action taken or omitted that may be determined to constitute negligence or gross negligence, in each case, whether or not the Trust would have the power to indemnify such person against such liability;

(p) To pay pensions as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and

(q) To engage in any other lawful act or activity in which corporations organized under the Massachusetts Business Corporation Act, as amended from time to time, may engage.

The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing to in no way limit the Trustees’ powers and authority.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees. The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Except as otherwise provided herein or from time to time in the By-Laws or as shall be required by any provision of law applicable to the action to be taken, any action to be taken by the Trustees may be taken (A) by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time (participation by such means shall for all purposes constitute presence in person at a meeting), or (B) by written consents or consents submitted electronically of a majority of the Trustees then in office (which written consents shall be filed with the records of the meetings of the Trustees and shall be treated for all purposes as a vote taken at a meeting of Trustees).

Payment of Expenses by Trust and by Shareholders

Section 4. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, in connection with the management thereof, or in connection with the financing of the sale of Shares, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, any investment adviser, manager or sub-adviser, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, provided, however, that all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with a particular Series of Shares, as determined by the Trustees, shall be payable solely out of the assets of that Series and may, as the Trustees from time to time may determine, be allocated to a particular Class of Shares of a Series or apportioned among two or more Classes of Shares of a Series.

The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Ownership of Assets of the Trust

Section 5. Title to all of the assets of each Series of Shares and of the Trust shall at all times be considered as vested in the Trustees.

Advisory, Management and Distribution

Section 6. The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, limited liability company, general or limited partnership, trust, association or other organization (the “Manager”); and any such contract may provide for, or permit, the hiring of or delegation to one or more sub-advisers who shall perform all or part of the obligations of the Manager under such contract and may contain such other terms as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, limited liability company, general or limited partnership, trust, association or other organization, appointing it the exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms as the Trustees may determine.

The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, member, trustee, employee, manager, adviser, principal underwriter, distributor or affiliate or agent of or for any corporation, limited liability company, general or limited partnership, trust, association or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(ii) any corporation, limited liability company, general or limited partnership, trust, association or other organization with which an advisory or management contract, principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other agency contract with one or more other corporations, limited liability companies, general or limited partnerships, trusts, associations or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE V

Shareholders’ Voting Powers and Meetings

Voting Powers

Section 1. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1 of this Declaration of Trust, provided, however, that no meeting of Shareholders is required to be called for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, (ii) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 8 of this Declaration of Trust, (iii) with respect to any termination of this Trust to the extent and as provided in Article IX, Section 4 of this Declaration of Trust (for the avoidance of any doubt, Shareholders shall have no separate right to vote with respect to the termination of the Trust if the Trustees exercise their right to terminate the Trust pursuant to Article IX, Section 4 of this Declaration of Trust), (iv) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act, and related matters, (v) with respect to the organization by the Trustees of a corporation or any other trust, partnership, association or other organization, in each case, under the laws of any jurisdiction other than the Commonwealth of Massachusetts, to take over all of the Trust property, and the sale, conveyance and transfer of all of the Trust property to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise (for the avoidance of any doubt, nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust property to such organizations or entities), (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or a Series thereof or the Shareholders of either; and (vii) with respect to such additional matters relating to the Trust as may be required by law, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to Series or Classes of Shares, except that (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more Series or Classes of Shares materially differently, Shares shall be voted by individual Series or Class and (2) when the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon. On any matter that pertains to a Rule 12b-l distribution plan, which matter is submitted to a vote of Shareholders, Shareholders of a Class of a Series shall have exclusive voting rights with respect to the Rule 12b-1 distribution plan applicable to their respective Classes of Shares and to the extent that such matter does not affect Shares of a particular Class of such Series, said Shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees acting in its sole discretion) even though the matter is submitted to a vote of the Shareholders of any other Class or Series. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action permitted or required of the Shareholders by law, this Declaration of Trust or the By-Laws.

Meetings

Section 2. Meetings of the Shareholders of the Trust or any or all Series or Classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of the Trust or such Series or Classes as herein provided or for such other purposes as may be prescribed by law, by this Declaration of Trust or by the By-Laws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place designated by the Trustees. Notice of any meeting of Shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each Shareholder by mailing such notice, postage prepaid, at least seven days before such meeting, at the Shareholder’s address as it appears on the records of the Trust, or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic or mobile address most recently furnished to the Trust (or its agent) by the Shareholder. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the By-Laws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

Quorum and Required Vote

Section 3. Except when a larger quorum is required by law, by the By-Laws or by this Declaration of Trust, thirty percent (30%) of the Shares entitled to vote shall constitute a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of this Declaration of Trust or the By-Laws requires that holders of any Series or Class shall vote as a Series or Class, then thirty percent (30%) of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, any time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of law or this Declaration of Trust or the By-Laws or by the Trustees, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust or the By-Laws requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter (or such larger proportion thereof as shall be required by any provision of law or this Declaration of Trust or the By-Laws or the Trustees) shall decide that matter insofar as that Series or Class is concerned.

Action by Written Consent

Section 4. Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of law or this Declaration of Trust or the By-Laws or the Trustees) or, as applicable, holding a majority (or such larger proportion as aforesaid) of the Shares of any Series or Class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Additional Provisions

Section 5. The By-Laws may include further provisions regarding Shareholders’ voting powers and approval requirements, shareholder meetings and related matters.

ARTICLE VI

Distributions, Redemptions and Repurchases

Distributions

Section 1. The Trustees may each year, or more frequently if they so determine in their sole discretion, distribute to the Shareholders of each Series out of the assets of such Series such amounts as the Trustees may determine. Any such distribution to the Shareholders of a particular Series shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of that Series, and any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them. Such distributions shall be made in cash, Shares or other property, or a combination thereof, as determined by the Trustees. Any such distribution paid in Shares will be paid at the net asset value thereof. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Shareholders.

Redemptions and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance herewith, less any applicable redemption charge, deferred sales charge and/or fee. Except as otherwise provided from time to time in the prospectus of the Trust relating to the particular Class or Series of Shares, or as the Trustees may otherwise determine, payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

The redemption price may in any case or cases by paid wholly or partly in kind if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series the Shares of which are being redeemed. The fair value, selection and quantity of any securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay in transferring securities selected for delivery as all or part of any payment in kind.

Redemptions at the Option of the Trust

Section 3. The Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of one or more Series or Class thereof held by any Shareholder if the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees.

Section 4. (a) If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust or any Series of the Trust as a regulated investment company under the Internal Revenue Code then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust or any Series of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust or any Series of the Trust into conformity with the requirements for such qualification; and (ii) to refuse to transfer or issue Shares or other securities of the Trust or any Series of the Trust to any Person whose acquisition of the Shares or other securities of the Trust or any Series of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Article VI, Section 2 of this Declaration of Trust.

(b) The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

Determination of Net Asset Value

Section 5. The net asset value per Share, including of each Class (if any) and each Series of Shares, of the Trust shall be determined in accordance with the 1940 Act and any related procedures adopted by the Trustees from time to time. Determinations made under and pursuant to this Section 5 in good faith and in accordance with the provisions of the 1940 Act shall be binding on all parties concerned.

ARTICLE VII

Compensation and Limitation of Liability of Trustees

Compensation

Section 1. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking, underwriting, brokerage or other services and payment for the same by the Trust.

Limitation of Liability

Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

ARTICLE VIII

Indemnification

Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”), against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Covered Person or by reason of his or her being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII, provided, that (a) such Covered Person shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of such Covered Person’s failure to fulfill his or her undertaking, or (c) a majority of the Trustees who are disinterested persons and who are not Interested Persons of the Trust (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, indemnification shall be provided if (x) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons of the Trust (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, or (y) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section 2 shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section 2 as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Rebuttable Presumption

Section 3. For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (x) or (y) of Section 2 of this Article VIII, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Indemnification Not Exclusive

Section 4. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested person” is a person against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust (including Trustees and officers) and other persons may be entitled by law, contract or otherwise, nor the power of the Trust to purchase and maintain liability insurance on behalf of such person.

Shareholders

Section 5. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular Series or Class and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Series (or attributable to the Class) of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

ARTICLE IX

Miscellaneous

Trustees, Shareholders etc. Not Personally Liable; Notice

Section 1. All persons extending credit to, contracting with or having any claim against the Trust or any Series or Class shall look only to the assets of the Trust, or, to the extent that the liability relates to assets of a particular Series or Class, only to the assets belonging to the relevant Series or attributable to the relevant Class, for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, as such, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by the Trustees, by any officer or officers or otherwise shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers or otherwise and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the Series or attributable to the Class for the benefit of which the Trustees have caused the note, bond, contract, instrument, certificate or undertaking to be made or issued, and may contain such further recital as he or she or they may deem appropriate, but the omission of any such recital shall not operate to bind any Trustee or Trustees or officer or officers or Shareholders or any other person individually.

Trustee’s Good Faith Action, Expert Advice, No Bond or Surety

Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any action taken or omitted in accordance with such advice or for failing to follow such advice. The Trustees as such shall not be required to give any bond as such nor any surety if a bond is required.

For the sake of clarification and without limiting any foregoing provision, the appointment, designation or identification of a Trustee as the chairperson of the Trustees, the lead or assistant lead independent Trustee, a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including audit committee financial expert) or having any other special appointment, designation or identification, shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee’s rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled.

Liability of Third Persons Dealing with Trustees

Section 3. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Duration and Termination of Trust

Section 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of Shareholders holding at least sixty-six and two-thirds percent (66 2/3%) of the Shares of each Series entitled to vote and voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series or Class may be terminated at any time by vote of Shareholders holding at least sixty-six and two-thirds percent (66 2/3%) of the Shares of that Series or Class entitled to vote, or by the Trustees by written notice to the Shareholders of that Series or Class. Nothing in this Declaration of Trust or the By-Laws shall restrict the power of the Trustees to terminate any Series or Class by written notice to the Shareholders of such Series or Class, whether or not such Shareholders have voted (or are proposed to vote) with respect to a merger, reorganization, sale of assets or similar transaction involving such Series or Class.

Upon termination of the Trust (or any Series or Class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, allocated or attributable, severally, to each Series (or the applicable Series or belonging, allocated or attributable to the particular Class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets belonging, severally, to each Series (or the applicable Series or attributable to the particular Class, as the case may be), to distributable form in cash or shares or other securities or property, or any combination thereof, and distribute the proceeds belonging to each Series (or the applicable Series or attributable to the particular Class, as the case may be), to the Shareholders of that Series (or Class, as the case may be), as a Series (or Class, as the case may be), ratably according to the number of Shares of that Series (or Class, as the case may be) held by the several Shareholders of such Series (or Class, as the case may be) on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of that Series, provided that with respect to any termination of a Series with multiple Classes, the proceeds attributable to each Class shall be allocated to such Class and then distributed to the Shareholders of such Class pro rata in proportion to the number of Shares of such Class held by each of them.

Reorganizations

Section 5. The Trust, or any one or more Series of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series, sub-trusts, Series, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, to form a consolidated or merged trust, series, sub-trust, Series, partnership, limited liability company, association or corporation under the laws of the Commonwealth of Massachusetts or any other jurisdiction or (2) transfer all or a substantial portion of its assets to one or more other trusts, series, sub-trusts, Series, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, or have one or more such trusts, series, sub-trusts, Series, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization approved by the Trustees and entered into by the Trust, or one or more Series, as the case may be, in connection therewith. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by the Trustees without the approval of Shareholders of the Trust or relevant Series.

Filing and Copies, References, Headings

Section 6. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the Commonwealth of Massachusetts, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument and all expressions like “herein,” “hereof” and “hereunder” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Applicable Law

Section 7. This Declaration of Trust is made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Amendments and Enforceability

Section 8.

(a) Except as specifically provided in this Declaration of Trust, the Trustees may amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust by an instrument in writing executed by a majority of the Trustees. Shareholders shall have the right to vote only on (i) any amendment that would materially adversely affect their right to vote granted in Article V Section 1 hereof; (ii) any amendment as may be required by law to be approved by Shareholders; and (iii) any amendment submitted to them by the Trustees. Notwithstanding the preceding sentence, the Trustees may, without any Shareholder vote, amend this Declaration of Trust (x) to change the name of the Trust or to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration of Trust to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code, but the Trustees shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a Series or Class, for any reason at any time, if there are no Shares of such Series or Class outstanding at that time. Except as otherwise specifically provided in this Declaration of Trust, any amendment on which Shareholders have the right to vote shall require an affirmative vote of the holders of at least a majority of the Shares outstanding and entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more Series of Shares but not the holders of all outstanding Series shall be authorized by vote of such Series affected and no vote of Shareholders of a Series not affected shall be required, and except that any amendment which would change any rights with respect to any Class by reducing the amount payable thereon upon liquidation of the Class or by diminishing or eliminating any voting rights pertaining thereto, shall require the vote or consent of the holders of two-thirds of the Class outstanding and entitled to vote.

(b) Nothing contained in the Declaration of Trust shall permit the amendment of the Declaration of Trust (i) to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, former Trustees, officers, employees or agents, (ii) to permit assessments upon Shareholders of the Trust, or (iii) to limit the rights to indemnification provided in Article VIII with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

(c) If any provision of this Declaration of Trust is found by a court of competent jurisdiction to be invalid or unenforceable for any reason, it is the intent and agreement of the Trustees and the holders of shares of beneficial interest issued hereunder and to be issued hereunder that the invalidity or unenforceability of any provision of this Declaration of Trust shall not affect the validity or enforceability of any other provision of this Declaration of Trust, and any invalid or unenforceable provision of this Declaration of Trust shall be modified so as to be enforced to the maximum extent of its validity or enforceability.

IN WITNESS WHEREOF, each undersigned has hereunto set his or her hand and seal in the City of [            ], [            ] for himself or herself and his or her assigns, as of the day and year first above written.

[INSERT STATE NAME]

[INSERT COUNTY NAME], ss.	[CITY], [DATE]

Then personally appeared the above named         ,                     ,                      and acknowledged the foregoing instrument to be his free act and deed, before me,

Notary Public
My Commission Expires:

Trustees:	[NAME]

[ADDRESS]

Trust Address:	Managers Trust II 800 Connecticut Avenue Norwalk, Connecticut 06854

Registered Agent:	[REGISTERED AGENT NAME AND ADDRESS]

APPENDIX F

MANAGERS TRUST II

AMENDED AND RESTATED DECLARATION OF TRUST

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

SMITH BREEDEN SERIES FUND

727 Eastowne Drive, Suite 300D

Chapel Hill, North Carolina 27514

DATED MARCH 19, 1992

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

SMITH BREEDEN SERIES FUND

Dated March 19, 1992

This AMENDED AND RESTATED DECLARATION OF TRUST, made by a majority of. the trustees in accordance with Section 10.1 herewith, amends and restates the Declaration of Trust dated October 3, 1991 and amended by Amendment No. 1 to the Declaration of Trust, Amendment No. 2 to the Declaration of Trust and Amendment No. 3 to the Declaration of Trust dated December 17, 1991, January 12, 1992 and February 18, 1992, respectively;

WHEREAS, the Trustees desire to form a trust with transferrable shares under the laws of the Commonwealth of Massachusetts for the investment and reinvestment of funds contributed thereto; and

WHEREAS, it is proposed that the beneficial interest in the trust assets be divided into transferable shares of beneficial interest which, in the discretion of the Trustees, may be divided into separate Series as hereinafter provided; and

WHEREAS, the Trustees hereby declare that all money and property contributed to the trust established hereunder shall be held and managed in trust for the benefit of the holders, from time to time, of the shares of beneficial interest issued hereunder and subject to the provisions hereof.

ARTICLE I.

NAME AND DEFINITIONS

Section 1.1. Name. The name of the trust created hereby is “Smith Breeden Series Fund” (the “Trust”).

Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings.

(a) “Administrator” means the party, other than the Trust, to the contract described in Section 3.3 hereof.

(b) “By-Laws” means the By-laws referred to in Section 2.8 hereof, as from time to time amended.

(c) “Class” means any division of shares within a Series, which Class is or has been established within such Series in accordance with the provisions of Article V.

(d) The terms “Commission” and “Interested Person” have the meanings given them in the 1940 Act. Except as otherwise defined by the Trustees in conjunction with the establishment of any Series of Shares, the term “vote of a majority of the Shares outstanding and entitled to vote” shall have the same meaning as is assigned to the term “vote of a majority of the outstanding voting securities” in the 1940 Act.

(e) “Custodian” means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said Section 17(f).

(f) “Declaration” means this Declaration of Trust as amended from time to time. Reference in this Declaration of Trust to “Declaration,” “hereof,” “herein,” and “hereunder” shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(g) “Distributor” means the party, other than the Trust, to the contract described in Section 3.1 hereof.

(h) “Fund” or “Funds” individually or collectively means the separate Series of Shares of the Trust, together with the assets and liabilities assigned thereto.

(i) “Fundamental Policies” means the investment policies and restrictions set forth in the Prospectus and Statement of Additional Information and designated as fundamental policies therein.

(j) “His” shall include the feminine and neuter, as well as the masculine genders.

(k) “Investment Adviser” means the party, other than the Trust, to the contract described in Section 3.2 hereof.

(l) The “1940 Act” means the Investment Company Act of 1940, as amended from time to time.

(m) “Person” means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities and governments and agencies and political subdivisions thereof.

(n) “Prospectus” means the Prospectus and Statement of Additional Information included in the Registration Statement of the Trust under the Securities Act of 1933 as such Prospectus and Statement of Additional Information may be amended or supplemented and filed with the Commission from time to time.

(o) “Series” individually or collectively means the separately managed components of the Trust as may be established and designated from time to time by the Trustees pursuant to Section 5.11 hereof.

(p) “Shareholder” means a record owner of Outstanding Shares.

(q) “Shares” means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series or of any Class within any Series (as the context may require) which may be established by the Trustees, and includes fractions of Shares as well as whole Shares. “Outstanding” Shares means those Shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust.

(r) “Transfer Agent” means any Person other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

(s) “Trust” means Smith Breeden U.S. Government Series Fund.

(t) The “Trustees” means the person who has signed this Declaration, so long as he shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as trustee hereunder.

(u) “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including any and all assets of or allocated to any Series or Class, as the context may require.

ARTICLE II.

TRUSTEES

Section 2.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

The enumeration of any specific power herein shall not be construed as limiting the aforesaid powers. Such powers of the Trustees may be exercised without order of or resort to any court.

Section 2.2. Investments. The Trustees shall have the power:

(a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

(b) To subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of United States and foreign currencies and related instruments including options and futures contracts, forward foreign currency exchange contracts, mortgage swaps, interest rate swaps, caps and floors; securities, including common, preferred and preference stocks, warrants, subscription rights, profit-sharing interests or participations and all other contracts for or evidence of equity interests; interests of any sort in another investment company; bonds, debentures, time notes and all other evidence of indebtedness; negotiable or non-negotiable instruments, obligations, certificates of deposit or indebtedness, finance paper, bankers’ acceptances, commercial paper, repurchase agreements, reverse repurchase agreements, convertible securities, forward contracts, options, futures contracts, options on futures contracts; and other securities, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government, any foreign government, or any agency, instrumentality or political subdivision of the United States Government or any foreign government, or international instrumentalities, or by any bank, savings institution, corporation, trust, partnership or other entity organized under the laws of any State or of the United States or under foreign laws; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trust may invest should the Fundamental Policies be amended.

(c) To acquire (by purchase, subscription or otherwise), hold, trade in and deal in, acquire any rights or options to purchase or sell, sell or otherwise dispose of, any such securities; to exchange, lend, pledge, mortgage, hypothecate and lease any or all assets of the Trust; to enter into repurchase agreements, reverse repurchase agreements, firm commitment agreements, and forward foreign currency exchange contracts; to purchase and sell options on securities, indices, currency or other financial assets, futures, contracts and options on futures contracts of all descriptions; to engage in, and to pledge collateral with respect to, all types of hedging and risk management transactions, including but not limited to mortgage swaps, interest rate swaps, caps and floors.

(d) To exercise all rights, powers and privileges of ownership or interest in all securities and repurchase agreements included in the Trust Property including the right to vote thereon and otherwise act with respect thereto to do all acts for the preservation, protection, improvement and enhancement in value of all such securities and repurchase agreements.

(e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash or foreign currency, and any interest therein.

(f) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; and to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property.

(g) To aid by further investment any corporation, company, trust, partnership, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, partnership, association or firm.

(h) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in sale of Shares.

(i) To adopt on behalf of the Trust or any Series thereof any plan providing for the issuance of multiple Classes of Shares (as authorized herein at Section 5.11).

(j) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with the aforesaid business or purposes, objects or powers.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

Section 2.3. Legal Title. Legal title to all the Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust or any Series of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is deemed appropriately protected. The right, title and interest of the Trustees in the Trust Property and the Property of each Series of the Trust shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not coveyancing documents have been executed and delivered.

Section 2.4. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

Section 2.5. Delegation; Committees. The Trustees shall have power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the executing of such instruments either in the name of the Trust or any Series of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the same extent as such delegation is permitted by the 1940 Act.

Section 2.6. Collection and Payment. Subject to Section 5.11 hereof, the Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 2.7. Expenses. Subject to Section 5.11 hereof, the Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 2.8. Manner of Acting; By-laws. Except as otherwise provided herein or in the By-laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of the entire number of Trustees then in office. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

Notwithstanding the foregoing provisions of this Section 2.8 and in addition to such provisions or any other provision of this Declaration or of the By-laws, a majority of the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

Section 2.9. Miscellaneous Powers. Subject to Section 5.11 hereof, the Trustees shall have the power to: (a) employ or contract with such persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property or the Property of the appropriate Series of the Trust, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, administrators, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust or any Series thereof has dealings, including the Investment Adviser, Administrator, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust or any Series thereof and the method by which its accounts shall be kept and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

Section 2.10. Principal Transactions. Except in transactions not permitted by the 1940 Act or rules and regulations adopted by the Commission, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust or any Series thereof, to any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or Transfer Agent or with any Interested Person of such Person; and the Trust or a Series thereof may employ any such Person; or firm or Company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.11. Litigation. The Trustees shall have the power to engage in and to prosecute, defend, compromise, abandon, or adjust by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims and demands relating to the Trust, and out of the assets of the Trust or any Series thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually, therein or the subject matter arises by reason of business of or on behalf of the Trust.

Section 2.12. Initial Trustee. Upon his execution of this Declaration or a counterpart hereof, Gerald J. Madigan shall become a Trustee hereunder.

Section 2.13. Number of Trustees. The number of Trustees shall initially be one (1), and thereafter shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees, provided, however, that the subsequent number of Trustees shall not be less than three (3) nor more than fifteen (15).

Section 2.14. Election and Term. Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.16 hereof, the Trustees may succeed themselves and shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders on a date fixed by the Trustees. Except in the event of resignation or removals pursuant to Section 2.15 hereof, each Trustee shall hold office until such time as less than a majority of the Trustees holding office have been elected by Shareholders. In such event the Trustees then in office will call a Shareholders’ meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

Section 2.15. Resignation and Removal. Any Trustee may resign his trust (without the need for any prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than three) with cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust (for purposes of determining the circumstances and procedures under which any such removal by the Shareholder may take place, the provisions of Section 16(a) of the 1940 Act shall be applicable to the same extent as if the Trust were subject to the provisions of that Section). Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

Section 2.16. Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of his death, retirement, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by a written instrument signed by a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Wherever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.16, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by majority of the Trustees in office shall be conclusive evidence of the existence of such vacancy.

Section 2.17. Delegation of Power to Other Trustees. Any trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided.

ARTICLE III.

CONTRACTS

Section 3.1. Distribution Contract. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive distribution contract or contracts providing for the sale of the Shares to net the Trust or the applicable Series of the Trust not less than the amount provided for in Section 7.1 of Article VII hereof, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-laws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article III or of the By-laws; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees.

Section 3.2. Advisory or Management Contract. Subject to approval by a vote of a majority of the Shares outstanding and entitled to vote, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts or, if the Trustees establish multiple Series, separate investment advisory or management contracts or with respect to one or more Series whereby the other party or parties to any such contracts shall undertake to furnish the Trust or such Series management, investment advisory, administration, accounting, legal, statistical and research facilities and services, promotional or marketing activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of the Declaration, the Trustees may authorize the Investment Advisers, or any of them, under any such contracts (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Trust on behalf of the Trustees or may authorize any officer, employees or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Advisers, or any of them (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees. The Trustees may, in their sole discretion, call a meeting of Shareholders in order to submit to a vote of Shareholders at such meeting the approval or continuance of any such investment advisory or management contract. If the Shareholders of any one or more of the Series of the Trust should fail to approve any such investment advisory or management contract, the Investment Adviser may nonetheless serve as Investment Adviser with respect to any Series whose Shareholders approve such contract.

Section 3.3. Administration Agreement. The Trustees may in their discretion from time to time enter into an administration agreement or, if the Trustees establish multiple Series or classes separate administration agreements with respect to each Series or Class, whereby the other party to such agreement shall undertake to manage the business affairs of the Trust or of a Series or Class of the Trust and furnish the Trust or a Series or a Class thereof with office facilities, and shall be responsible for the ordinary clerical, bookkeeping and recordkeeping services at such office facilities, and other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine.

Section 3.4. Transfer Agent. The Trustees may in their discretion from time to time enter into a transfer agency and shareholder service contract whereby the other party to such contract shall undertake to furnish transfer agency and shareholder services to the Trust. The contract shall have such terms and conditions as the Trustees may in their discretion determine not inconsistent with the Declaration. Such services may be provided by one or more Persons.

Section 3.5. Custodian. The Trustees may appoint or otherwise engage one or more banks or trust companies, each having an aggregate capital, surplus and undivided profits (as shown in its last published report) of not less than two million dollars ($2,000,000) to serve as Custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust. The Trustees may also authorize the Custodian to employ one or more sub-custodians, including such foreign banks and securities depositories as meet the requirements of applicable provisions of the 1940 Act, and upon such terms and conditions as may be agreed upon between the Custodian and such sub-custodian, to hold securities and other assets of the Trust and to perform the acts and services of the Custodian, subject to applicable provisions of law and resolutions adopted by the Trustees.

Section 3.6. Affiliations of Trustees or Officers, Etc. The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust or any Series thereof is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1, 3.2 or 3.3 above or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

(ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1, 3.2 or 3.3 above or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Section 3.7. Compliance with 1940 Act. Any contract entered into pursuant to Sections 3.1 or 3.2 shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendment thereof or other applicable Act of Congress hereafter enacted), as modified by any applicable order or orders of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

ARTICLE IV.

LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust or any Series thereof. No Trustee, officer, employee or agent of the Trust or any Series thereof shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Property of one or more specific Series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust or any Series thereof, is made a party to any suit or proceeding to enforce any such liability of the Trust or any Series thereof, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) out of the Trust Property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust or any Series thereof shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof, for any action or failure to act (including without limitation the failure to compel, in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations. contained in paragraph (b) below:

(i) every person who is, or has been a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to any such Series, to the fullest extent permitted by the law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words “liability” and expenses shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

(iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in a willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(A) by the court or other body approving the settlement or other disposition;

(B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel; or

(C) a Majority Shareholder Vote (excluding Shares owned of record or beneficially by such individual).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust or any Series thereof other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of the such advances; or

(ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Non-interested Trustee” is one who (i) is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission); and (ii) is not involved in the claim, action, suit or proceeding.

Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust or a Series thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust or a Series thereof. Every written obligation contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust or a Series thereof under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Property or the Trust Property of the applicable Series, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property or the Trust Property of the applicable Series, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

Section 4.6. Reliance on Experts, Etc. Each Trustee, officer or employee of the Trust or a Series thereof shall in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a Series thereof, upon an opinion of counsel, or upon reports made to the Trust or a Series thereof by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

ARTICLE V.

SHARES OF BENEFICIAL INTEREST

Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest without par value. The number of such Shares of beneficial interest authorized hereunder is unlimited. The Trustees shall have the authority to establish and designate one or more Series of shares and one or more Classes thereof. Each Share of any Series shall represent an equal proportionate Share in the assets of that Series with each other Share in that Series. The Trustees may divide or combine the Shares of any Series into a greater or lesser number of Shares in that Series without thereby changing the proportionate interests in the assets of that Series. Subject to the provisions of Section 5.11 hereof, the Trustees may also authorize the creation of additional Series of Shares (the proceeds of which may be invested in separate, independently managed portfolios) and additional Classes of Shares within any Series. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split in Shares, shall be fully paid and nonassessable.

Section 5.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholder’s shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights, or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series or Class of Shares.

Section 5.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, except that only Shares previously contracted to be sold may be issued during any period when the right of redemption is suspended pursuant to Section 6.9 hereof, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares of the Trust or, if the Shares be divided into Series or Classes, of any Series or any Class thereof of the Trust, into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust or in the Trust Property allocated or belonging to such series or Class. Contributions to the Trust or Series thereof may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

Section 5.5. Register of Shares. A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as provided hereof or in the By-laws, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

Section 5.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may be reasonably be required. Upon such delivery of the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustee nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Any person becoming entitled to any Shares in consequences of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

Section 5.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage pre-paid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust.

Section 5.8. Treasury Shares. Shares held in the treasury shall, until resold pursuant to Section 5.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

Section 5.9. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.14; (ii) with respect to any investment advisory contract entered into pursuant to Section 3.2; (iii) with respect to termination of the Trust or a Series thereof as provided in Section 8.2; (iv) with respect to any amendment of this Declaration to the extent and as provided in Section 8.3; (v) with respect to any merger, consolidation of or sale of assets as provided in Section 8.4; (vi) with respect to incorporation of the Trust to the extent and as provided in Section 8.5; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or a Series thereof or the Shareholders of either; (viii) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act, and related matters; and (ix) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of Shareholders, all Shares shall be voted by individual Series except (1) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (2) when the Trustees have determined that the matter affects only the interests of one or more Series or Class thereof, then only the Shareholders of such Series or Class thereof shall be entitled to vote thereon. The Trustees may, in conjunction with the establishment of any further Series or any Classes of Shares, establish conditions under which the several Series or Classes of Shares shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law; this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders’ votes and meetings and related matters.

Section 5.10. Meetings of Shareholders. Meetings of the Shareholders of the Trust may be called at any time by the Chairman of the Board, President, or any Vice-President of the Trust, and shall be called by the President or the Secretary at the request, in writing or by resolution, of a majority of the Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Shares then issued and outstanding of the Trust entitled to vote at such meeting. Meetings of the Shareholders of any Series of the Trust shall be called by the President or the Secretary at the written request of the holder or holders of ten percent (10%) or more of the total number of Shares then issued and outstanding of such Series of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting.

Section 5.11. Series or Class Designation. (a) Without limiting the authority of the Trustees set forth in Section 5.1 to establish and designate any further Series, it is hereby confirmed that the Trust consists of one Class of the Shares of the Trust designated as shares of the following four Series: Smith Breeden Short Duration U.S. Government Series, Smith Breeden Intermediate Duration U.S. Government Series, Smith Breeden Index Simulation Series I and Smith Breeden Index Simulation Series II.

(b) Without limiting the authority of the Trustees set forth in Section 5.1 to establish and designate any further Classes, it is hereby confirmed that the Trust presently consists of one Class of Shares. Each Outstanding Share of any Series shall be of the existing Class unless the Trustees, with the consent of the holder of the Share (which consent shall be evidenced by the holder’s subscription of Shares of a specified Class or by any other action prescribed by the Trustees), determines that such Share is or shall be of some other Class.

(c) The Shares of the existing Series and the Class thereof herein established and designated and any Shares of any further Series and Classes thereof that may from time to time be established and designated by the Trustees shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees (unless the Trustees otherwise determine with respect to further Series or Classes at the time of establishing and designating the same); provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series or Classes thereof as to investment objective, policies and restrictions, purchase price, payment obligations, distribution expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, exchange rights, and conditions under which the several Series shall have separate voting rights, all of which are subject to the limitations set forth below. All references to Shares in this Declaration shall be deemed to be Shares of any or all Series or Classes as the context may require.

(d) As to any existing Series and Classes, both heretofore and herein established and designated, and any further division of Shares of the Trust into additional Series or Classes, the following provisions shall be applicable:

(i) The number of authorized Shares and the number of Shares of each Series or Class thereof that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other Series or Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series or Class reacquired by the Trust at their discretion from time to time.

(ii) All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series or Class for all purposes, subject only to the rights of creditors of such Series or Class and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series or Class, the Trustees shall allocate them among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. No holder of Shares of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

(iii) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series or the appropriate Class or Classes thereof and all expenses, costs, charges and reserves attributable to that Series or Class or Classes thereof, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series or Class or Classes thereof shall be allocated and charged by the Trustees to and among any one or more of the Series or Class or Classes thereof established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular Series or Class of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series or Class of the Trust. All persons extending credit to, or contracting with or having any claim against a particular Series or Class of the Trust shall look only to the assets of that particular Series or Class for payment of such credit, contract or claim.

(iv) The power of the Trustees to pay dividends and make distributions shall be governed by Section 7.2 of this Declaration with respect to any one or more Series or Classes which represents the interests in the assets or the Trust immediately prior to the establishment of two or more Series or Classes. With respect to any other Series or Class, dividends and distributions on Shares of a particular Series or Class may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series or Class, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series or Class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series or Class. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class held by such Shareholders at the time of record established for the payment of such dividends or distribution.

(v) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series or Class thereof shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series or Class. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series or Class, such Shareholder shall be paid solely out of the funds and property of such Series or Class of the Trust. Upon liquidation or termination of a Series or Class of the Trust, Shareholders of such Series or Class shall be entitled to receive a pro rata share of the net assets of such Series or Class. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

(vi) On each matter submitted to a vote of Shareholders, all Shares of all Series and Classes shall vote as a single class; provided, however, that (1) as to any matter with respect to which a separate vote of any Series or Class is required by the 1940 Act or is required by attributes applicable to any Class, such requirements as to a separate vote by that Series or Class shall apply; (2) to the extent that a matter referred to in (1) above, affects more than one Class or Series and the interests of each such Class or Series in the matter are identical, then, subject to (3) below, the Shares of all such affected Classes or Series shall vote as a single Class; (3) as to any matter which does not affect the interests of a particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote; and (4) the provisions of the following sentence shall apply. On any matter that pertains to a Rule 12b-l distribution plan, which matter is submitted to a vote of Shareholders, Shareholders of a Class of a Series shall have exclusive voting rights with respect to the Rule 12b-1 distribution plan applicable to their respective Classes of Shares and to the extent that such matter does not affect Shares of a particular Class of such Series, said Shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees acting in its sole discretion) even though the matter is submitted to a vote of the Shareholders of any other Class or Series.

(vii) Except as otherwise provided in this Article V, the Trustees shall have the power to determine the designations, preferences, privileges, payment obligations, limitations and rights, including voting and dividend rights, of each Class and Series of Shares. Subject to compliance with the requirement of the 1940 Act, the Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to convert or exchange said Shares into Shares of one or more Series or Classes of Shares in accordance with such requirements and procedures as may be established by the Trustees; provided however, that any conversion of Shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service Ruling that such conversion is a non-taxable event.

(viii) The establishment and designation of any Series or Classes of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or Classes, or as otherwise provided in such instrument. At any time that there are no shares outstanding of any particular Series or Class previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that Series or Class and the establishment and designation thereof. Each instrument referred to in this section shall have the status of an amendment to this Declaration.

Section 5.12. Assent to Declaration of Trust. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

ARTICLE VI.

REDEMPTION AND REPURCHASE OF SHARES

Section 6.1. Redemption of Shares. (a) All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased Shares may be resold by the Trust. The Trust may require any Shareholder to pay a sales charge to the Trust, the underwriter, or any other person designated by the Trustees upon redemption or repurchase of Shares in such amount and upon such conditions as shall be determined from time to time by the Trustees.

(b) The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose by the Trustees. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust’s then effective Prospectus.

Section 6.2. Price. Shares shall be redeemed at a price based on their net asset value determined as set forth in Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be based on the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application. The amount of any contingent deferred sales charge or redemption fee payable upon redemption of Shares may be deducted from the proceeds of such redemption.

Section 6.3. Payment. Payment of the redemption price of Shares of the Trust or any Series or Class thereof shall be made in cash or in property to the Shareholder at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust’s then effective Prospectus, subject to the provisions of Section 6.4 hereof.

Section 6.4. Effect of Suspension of Determination of Net Asset Value. If, pursuant to Section 6.9 hereof, the Trustees shall declare a suspension of the determination of net asset value with respect to Shares of the Trust or of any Series or Class thereof, the rights of Shareholders (including those who shall have applied, for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust or a Series or Class thereof shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any Share certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be based on the net asset value of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

Section 6.5. Repurchase by Agreement. The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

Section 6.6. Redemption of Shareholder’s Interest. The Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of one or more Series or Class thereof held by any Shareholder if the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees.

Section 6.7. Redemption of Shares in Order to Qualify as Regulated Investment Company; Disclosure of Holding. (a) If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust or any Series of the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust or any Series of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust or any Series of the Trust into conformity with the requirements for such qualification; and (ii) to refuse to transfer or issue Shares or other securities of the Trust or any Series of the Trust to any Person whose acquisition of the Shares or other securities of the Trust or any Series of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1.

(b) The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

Section 6.8. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also reduce the number of outstanding Shares of the Trust or of any Series of the Trust pursuant to the provisions of Section 7.3.

Section 6.9. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings; (ii) during which trading on the New York Stock Exchange is restricted; (iii) during which an emergency exists as a result of which disposal by the Trust or a Series thereof of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust or a Series thereof fairly to determine the value of its net assets; or (iv) during any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

ARTICLE VII.

DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

Section 7.1. Net Asset Value. The net asset value of each outstanding Share of each Series or Class thereof of the Trust shall be determined on such days and at such time or times as the Trustees may determine. The value of the assets of the Trust may be determined (i) by a pricing service which utilizes electronic pricing techniques based on general institutional trading; (ii) by appraisal of the securities owned by the Trust or any Series of the Trust; (iii) in certain cases, at amortized cost; or (iv) by such other method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities which shall be deemed appropriate, as incurred by or allocated to any Series or Class of the Trust. The resulting amount which shall represent the total net assets of the Trust or Series or Class thereof shall be divided by the number of Shares of the Trust or Series or Class thereof outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of the Shares of the Trust or Series or Class thereof. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Administrator, the Custodian, the Transfer Agent, or such other Person as the Trustees by resolution may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act. It shall not be a violation of any provision of this Declaration of Trust if Shares are sold, redeemed or repurchased by the Trust at a price other than one based on net asset value if the net asset value is affected by one or more errors inadvertently made in the pricing of portfolio securities or in accruing income, expenses or liabilities.

Section 7.2. Distributions to Shareholders. (a) The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or of a Series or Class thereof such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series or Class held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or Series or Class or any assets thereof), and the Trustees may distribute ratably among the Shareholders of the Trust or Series or Class thereof additional Shares of the Trust or Series or Class thereof issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of the Trust or Series or Class thereof at the time of declaring a distribution or among the Shareholders of the Trust or Series or Class thereof at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the then effective prospectus under the Securities Act of 1933. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or a Series or Class thereof or to meet obligations of the Trust or a Series or Class thereof, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate. The Trustees may in their discretion determine that an account administration fee or other similar charge may be deducted directly from the income and other distributions paid on Shares to a Shareholders account in each Series or Class.

(b) Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or a Series or Class thereof to avoid or reduce liability for taxes.

Section 7.3. Determination of Net Income. Subject to Section 5.11 hereof, the net income of the Series and Classes of the Trust shall be determined in such manner as the Trustees shall provide by resolution. Expenses of the Trust or of a Series or Class thereof, including the advisory or management fee, shall be accrued each day. Each Class shall bear only expenses relating to its Shares and an allocable share of Series expenses in accordance with such policies as may be established by the Trustees from time to time and as are not inconsistent with the provisions of this Declaration of Trust or of any applicable document filed by the Trust with the Commission or of the Internal Revenue Code of 1986, as amended. Such net income may be determined by or under the direction of the Trustees as of the close of trading on the New York Stock Exchange on each day on which such market is open or as of such other time or times as the Trustees shall determine and, except as provided herein, all the net income of any Series or Class of the Trust, as so determined, may be declared as a dividend on the Outstanding Shares of such Series. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

Section 7.4. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article II, but subject to Section 5.11 hereof, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the Shares of the Trust or a Series or Class thereof or net income of the Trust or a Series or Class thereof, or the declaration and payment of dividends and distributions as they may deem necessary or desirable. Without limiting the generality of the foregoing, the Trustees may establish several Series or Classes of Shares in accordance with Section 5.11, and declare dividends thereon in accordance with Section 5.11(d)(iv).

ARTICLE VIII.

DURATION; TERMINATION OF TRUST OR A SERIES; AMENDMENT; MERGERS, ETC.

Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

Section 8.2. Termination of the Trust or a Series or a Class. The Trust or any Series or Class thereof may be terminated by (i) the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of Shareholders of the Trust or the appropriate Series or Class thereof; (ii) by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Shares of the Trust or a Series or Class thereof; provided, however, that, if such termination is recommended by the Trustees, the vote or written consent of the holders of a majority of the Shares of the Trust or a Series or Class thereof outstanding and entitled to vote shall be sufficient authorization; or (iii) notice to Shareholders by means of an instrument in writing signed by a majority of the Trustees, stating that a majority of the Trustees has determined that the continuation of the Trust or a Series or a Class thereof is not in the best interest of such Series or a Class, the Trust or their respective shareholders as a result of such factors or events adversely affecting the ability of such Series or a Class or the Trust to conduct its business and operations in an economically viable manner. Such factors and events may include the inability of a Series or Class or the Trust to maintain its assets at an appropriate size, changes in laws or regulations governing the Series or Class or the Trust or affecting assets of the type in which such Series or Class or the Trust invests or economic developments or trends having a significant adverse impact on the business or operations of such Series or Class or the Trust. Upon the termination of the Trust or the Series or Class,

(i) The Trust, Series or Class shall carry on no business except for the purpose of winding up its affairs.

(ii) The Trustees shall proceed to wind up the affairs of the Trust, Series or Class and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, Series or Class, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property or Trust Property allocated or belonging to such Series or Class that requires Shareholder approval in accordance with Section 8.4 hereof shall receive the approval so required.

(iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights.

(b) After termination of the Trust, Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Office of the Secretary of the Commonwealth of Massachusetts an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

Section 8.3. Amendment Procedure. (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of a majority of the Shares outstanding and entitled to vote. The Trustees may amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust or to make any other changes in the Declaration which do not adversely affect the rights of Shareholders hereunder.

(b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or Series or Class thereof by reducing the amount payable thereon upon liquidation of the Trust or Series or Class thereof or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust or such Series or Class outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

(c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

Section 8.4. Merger, Consolidation and Sale of Assets. The Trust or any Series thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or Trust Property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of two-thirds of the Shares of the Trust or such Series outstanding and entitled to vote, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Shares of the Trust or such Series; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the Shares of the Trust or such Series outstanding and entitled to vote shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.

Section 8.5. Incorporation. With the approval of the holders of a majority of the Shares of the Trust or a Series thereof outstanding and entitled to vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or the Trust Property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property or the Trust Property allocated or belonging to such Series to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or such Series holds or is about to acquire shares of any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

ARTICLE IX.

REPORTS TO SHAREHOLDERS

The Trustees shall at least semi-annually submit to the Shareholders of each Series a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

ARTICLE X.

MISCELLANEOUS

Section 10.1. Execution and Filing. This Declaration and any amendment hereto shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other places as my be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its execution. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and filed with the Secretary of the Commonwealth of Massachusetts. A restated Declaration shall, upon execution, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto.

Section 10.2. Governing Law. This Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with references to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

Section 10.3. Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

Section 10.4. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying (a) the number or identity of Trustees or Shareholders; (b) the due authorization of the execution of any instrument or writing; (c) the form of any vote passed at a meeting of Trustees or Shareholders; (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration; (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees; or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

Section 10.5. Provisions in Conflict with Law or Regulations. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

IN WITNESS WHEREOF, the undersigned trustees have executed this Amended and Restated Declaration of Trust this 19th day of March, 1992.

/s/ Douglas T. Breeden
Douglas T. Breeden

/s/ Gerald J. Madigan
Gerald J. Madigan

/s/ Stephen M. Schaefer
Stephen M. Schaefer

/s/ Myron S. Scholes
Myron S. Scholes

/s/ William F. Sharpe
William F. Sharpe

AMENDMENT TO AMENDED AND RESTATED DECLARATION OF TRUST

THE MANAGERS TRUST II

Amendment No. 10 to Agreement and Declaration of Trust

The undersigned, being at least a majority of the Trustees of The Managers Trust II (the “Trust”), a business trust organized under the laws of The Commonwealth of Massachusetts, DO HEREBY AMEND the Trust’s Amended and Restated Declaration of Trust dated March 19, 1992, as amended to date (the “Declaration of Trust”), as follows:

WHEREAS, Section 8.3, Article VIII of the Amended Declaration of Trust provides that the Trustees may amend the Amended Declaration of Trust without the vote or consent of shareholders if they deem it necessary or desirable to change the name of the Trust or to make changes which do not adversely affect the rights of shareholders of the Trust by executing an instrument in writing signed by a majority of the Trustees; and

WHEREAS, the Trustees desire to change the name of the Trust and to correct an inconsistency in the Declaration of Trust with respect to the name of the Trust; and

WHEREAS, the Trustees desire to have the ability to delegate the execution of instruments amending the Declaration of Trust to the officers of the Trust; and

WHEREAS, the Trustees desire to resolve any ambiguity that may exist in the Declaration of Trust regarding requirements for shareholder approval of advisory or management contracts for which the Trust is a party by expressly stating that shareholder approval of such contracts for any series of the Trust (a “Series”) created after December 5, 2003, shall only be required to the extent required by the Investment Company Act of 1940, as amended.

NOW, THEREFORE, the Declaration of Trust is hereby amended, effective as of December 5, 2003, as follows:

1. Section 1.1, Article I of the Declaration of Trust is amended in its entirety to read as follows:

Section 1.1. Name. The name of the trust created hereby is “Managers Trust II” (the “Trust”).

2. Section 3.2, Article III of the Declaration of Trust is amended by adding at the end of such Section the following:

Notwithstanding anything to the contrary herein, for any Series created after December 5, 2003, investment advisory or management contracts to which the Trust is a party shall be subject to a vote of a majority of the Shares outstanding and entitled to vote only to the extent required under the 1940 Act.

3. Section 8.3, Article VIII of the Declaration of Trust is hereby amended by deleting paragraph (a) of such Section and substituting therefore the following:

(a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees) and consented to by the holders of a majority of the Shares outstanding and entitled to vote. The Trustees may amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust or to make any other changes in the Declaration which do not adversely affect the rights of Shareholders hereunder.

4. Section 8.3, Article VIII of the Declaration of Trust is hereby amended by deleting paragraph (c) of such Section and substituting therefore the following:

(c) A certificate signed by a majority of the Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees) setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

The foregoing amendment may be signed in counterparts with the same effect as if all signatories had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this instrument as of this 5th day of December, 2003.

/s/ Jack W. Aber	/s/ William E. Chapman II
Jack W. Aber	William E. Chapman, II

/s/ Sean M. Healey	/s/ Edward J. Kaier
Sean M. Healey	Edward J. Kaier

/s/ Peter M. Lebovitz	/s/ Madeline H. McWhinney
Peter M. Lebovitz	Madeline H. McWhinney

/s/ Steven J. Paggioli	/s/ Eric Rakowski
Steven J. Paggioli	Eric Rakowski

/s/ Thomas R. Schneeweis
Thomas R. Schneeweis

AMENDMENT TO DECLARATION OF TRUST

SMITH BREEDEN SERIES FUND

Amendment No. 7 to Amended and Restated Declaration of Trust

July 24, 2000

The undersigned, being at least a majority of the Trustees of Smith Breeden Series Fund (“the Trust”) hereby consent to and adopt the following Amendment to the Trust’s Amended and Restated Declaration of Trust (as amended through Amendment No. 6 thereto, the “Declaration of Trust”), a copy of which is on file in the office of the Secretary of The Commonwealth of Massachusetts.

The undersigned Trustees having determined it to be consistent with the fair and equitable treatment of the shareholders of the Trust, the following sections of the Declaration of Trust are hereby amended as follows:

1. Section 5.11(a) of the Declaration of Trust is hereby amended to read in its entirety as follows:

Without limiting the authority of the Trustees set forth in Section 5.1 inter alia, to establish and designate any further series or classes or to modify the rights or preferences of any series or class, each of the following series shall be, and is hereby, established and designated: (1) the “Managers Short Duration Government Fund” (formerly the Smith Breeden Short Duration U.S. Government Fund), and (2) the “Managers Intermediate Duration Government Fund” (formerly the Smith Breeden Intermediate Duration U.S. Government Fund). Furthermore, the name of the Trust shall be, and hereby is, changed to “The Managers Trust II.”

2. Section 3.4 of the Declaration of Trust is hereby amended by adding the following at the end of such Section:

In addition to the foregoing, any Series of the Trust (the “Relevant Series’”) may merge or consolidate with or into, and may transfer substantially all of its assets and liabilities to, another series of any other registered investment company (the “Surviving Fund”) upon the approval of a majority of the Trustees (such a transaction being referred to herein as a “Merger”), subject however to the following conditions: (1) the investment advisory and subadvisory arrangements, including any commitments by the Surviving Fund’s investment adviser(s) with respect to total expenses, are identical to those of the Relevant Series, except that such arrangements may allow the appointment of additional subadviser(s) for a portion of the Surviving Fund’s assets; (2) the board of directors or trustees of the Surviving Fund is the same as the Trustees of the Trust; (3) the directors/trustees of the Surviving Fund make a finding that the levels of service provided by the Surviving Fund are as high or higher than the levels of service for the Relevant Series; (4) the Merger is effected as a tax-free reorganization to the Fund and its shareholders under the Internal Revenue Code, (5) the Merger is effected in conformity with the requirements of Rule 17a-8 under the 1940 Act that the Merger be in the best interests of the Relevant Series’ shareholders and that it not result in any dilution of those shareholders’ interests; (6) in approving the Merger, the Trustees who are not “interested persons” of the Trust (within the meaning of the 1940 Act) consult with counsel who is not representing the Relevant Series’ investment adviser(s) with respect to the Merger (although such counsel may belong to the same firm that represents such investment adviser(s)); (7) the costs of the Merger are borne by parties other than the Relevant Series or the Surviving Fund; (8) that the Surviving Fund commits that for at least three years from the date of any transaction (i) occurring prior to the Merger, (ii) involving the Relevant Series’ investment adviser, and (iii) described in Section 15(f) of the 1940 Act, at least 75% of its directors/trustees will not be “interested persons” of the Surviving Fund as contemplated by said Section 15(f); and (9) that the investment policies of each Surviving Fund shall not differ materially from those of the Relevant Series.

The foregoing Amendment may be signed in counterparts with the same effect as if all signatories had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

The foregoing Amendment shall become effective as of the time it is filed with the Secretary of The Commonwealth of Massachusetts.

IN WITNESS WHEREOF, we have hereunder set our hands for ourselves and for our successors and assigns as of the date that first appears above.

/s/ Douglas T. Breeden
Douglas T. Breeden

/s/ Michael J. Giarla
Michael J. Giarla

/s/ Stephen M. Schaefer
Stephen M. Schaefer

/s/ Myron S. Scholes
Myron S. Scholes

/s/ William F. Sharpe
William F. Sharpe

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	(1) ABC Corp. John Doe, Treasurer

(2) ABC Corp. c/o John Doe, Treasurer	(2) John Doe, Treasurer

(3) ABC Corp. Profit Sharing Plan	(3) John Doe, Trustee

Trust Accounts

(1) ABC Trust	(1) Jane Doe, Trustee

(2) Jane Doe, Trustee u/t/d 12/28/78	(2) Jane Doe

Custodial Accounts

(1) John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1) John Smith

(2) John Smith	(2) John Smith, Executor

PROXY TABULATOR

P.O. BOX 859232

BRAINTREE, MA 02185-9232

PROXY TABULATOR		Vote this proxy card TODAY!
P.O. BOX 859232 BRAINTREE, MA 02185-9232		Your prompt response will save the expense of additional mailings
	CALL:	To vote by phone call toll-free 1-800-791-3320 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.kingproxy.com/managers and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

[Fund Name Prints Here]		MANAGERS TRUST II SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [MAY 28, 2013]

This proxy is solicited on behalf of the Board of Trustees of Managers Trust II (the “Trust”). I (we), the undersigned holder(s) of shares, having received Notice of the Meeting and accompanying proxy statement therefore, and revoking all prior proxies, hereby appoint Michael S. Ponder and Donald S. Rumery, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of Managers Trust II to be held on [May 28, 2013] at [2:00] pm (Eastern time) at the offices of Managers Investment Group LLC (“Managers” or the “Manager”), 800 Connecticut Avenue, Norwalk, Connecticut 06854, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the Fund which I (we) will be entitled to vote or act upon, with all powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as an attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally.

Signature(s) [Title(s) if applicable]	Date

Signature of joint owner, if any	Date

AMG03-130- PXC-Front 1.01

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.
	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ¢ PLEASE DO NOT USE FINE POINT PENS.			FOR all nominees listed (except as noted on the line at left)	WITHHOLD authority to vote for all nominees

1.	Election of ten Trustees as members of the Board of Trustees of each of the Trusts (All Funds):			☐	☐
	(01) Bruce B. Bingham (02) William E. Chapman II (03) Edward J. Kaier (04) Steven J. Paggioli	(05) Eric Rakowski (06) Thomas R. Schneeweis (07) Christine C. Carsman (08) Kurt Keilkacker	(09) Richard F. Powers III (10) Victoria Sassine

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

2.	Approval of the amendment of fundamental investment restrictions of the Funds:		FOR	AGAINST	ABSTAIN

	2.A.	Amend fundamental investment restriction with respect to Issuance Of Senior Securities (All Funds);	☐	☐	☐

	2.B.	Amend fundamental investment restriction with respect to Lending And Borrowing (All Funds);	☐	☐	☐

	2.C.	Amend fundamental investment restriction with respect to The Underwriting Of Securities (All Funds);	☐	☐	☐

	2.D.	Amend fundamental investment restriction with respect to Purchasing And Selling Commodities And Real Estate (All Funds);	☐	☐	☐

	2.E.	Amend fundamental investment restriction with respect to Diversification Of Investments (All Funds);	☐	☐	☐

	2.F.	Amend fundamental investment restriction with respect to Concentrating Investments In A Particular Industry (All Funds);	☐	☐	☐

	2.G.	Amend fundamental investment restriction with respect to Short Sales (Managers Short Duration Government Fund And Managers Intermediate Duration Government Fund Only);	☐	☐	☐

	2.H.	Amend fundamental investment restriction with respect to Investing For Control (Managers Short Duration Government Fund And Managers Intermediate Duration Government Fund Only);	☐	☐	☐

	2.I.	Amend fundamental investment restriction with respect to Securities Issued By Other Investment Companies (Managers Short Duration Government Fund And Managers Intermediate Duration Government Fund Only);	☐	☐	☐

	2.J.	Amend fundamental investment restriction with respect to Margin Transactions (Managers Short Duration Government Fund And Managers Intermediate Duration Government Fund Only);	☐	☐	☐

	2.K.	Amend fundamental investment restriction with respect to Oil, Gas And Mineral Programs (Managers Short Duration Government Fund And Managers Intermediate Duration Government Fund Only);	☐	☐	☐

	2.L.	Amend fundamental investment restriction with respect to Investing In New Issuers (Managers Short Duration Government Fund And Managers Intermediate Duration Government Fund Only);	☐	☐	☐

3.	Approval of the Amendment and Restatement Declaration of Trust (All Funds).		☐	☐	☐

4.	Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof (All Funds).

PLEASE SIGN ON REVERSE SIDE	AMG03-130-PXC-1.01